UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUZZFEED, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April [21], 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of BuzzFeed, Inc., which will be held virtually at https://www.cstproxy.com/buzzfeed/2023 on Wednesday, May 31, 2023 at 2:00 p.m. Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

Jonah Peretti
Founder, CEO and Chairman of the Board
IMPORTANT
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 31, 2023. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/BUZZFEED/2023.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These statements are not historical facts and are based on current expectations, estimates, and projections about our industry, management's beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the Securities and Exchange Commission (the “SEC”), which are available on the Investor Relations page of our website at https://investors.buzzfeed.com and on the SEC website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

BUZZFEED, INC.
229 West 43rd Street, 10th Floor
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Wednesday, May 31, 2023 at 2:00 p.m. Eastern Time

Place:	Virtually at https://www.cstproxy.com/buzzfeed/2023. There is no physical location for the Annual Meeting.

Items of Business:	1.Elect two Class II directors of BuzzFeed, Inc., each to serve a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2.Approve an amendment to our second amended and restated certificate of incorporation to limit the liability of certain officers of BuzzFeed, Inc. as permitted by recent amendments to Section 102(b)(7) of the Delaware General Corporation Law.

3.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:	Only stockholders of record at the close of business on April 14, 2023 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

Participation in Annual Meeting:	We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at https://www.cstproxy.com/buzzfeed/2023. Please see “Important Information About the Annual Meeting” for additional information.

Voting:
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting—Voting Instructions; Voting of Proxies” beginning on page 3 of this proxy statement.
Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents 50 votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.buzzfeed.com/ or, if you are a registered holder, our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.

This notice of the Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April [21], 2023.

Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented.

By Order of the Board of Directors,

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary
New York, New York
April [21], 2023

BUZZFEED, INC.
PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before voting.
Meeting Agenda and Voting Recommendations

			BOARD’S RECOMMENDATION “FOR” this Proposal
PROPOSAL NO. 1

ELECTION OF DIRECTORS

We are asking our stockholders to elect two Class II directors for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. The table below sets forth information with respect to our two nominees standing for election. Both of the nominees are currently serving as directors. Information about our director nominees and their respective qualifications can be found under the section entitled “Proposal No. 1 Election of Directors—Nominees to Our Board of Directors.”

Name	Age	Director Since

Janet Rollé	61	December 2021

Adam Rothstein	51	December 2021

PROPOSAL NO. 2

			BOARD’S RECOMMENDATION “FOR” this Proposal
APPROVAL OF AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO THE DELAWARE GENERAL CORPORATION LAW

We are asking our stockholders to approve an amendment to our second amended and restated certificate of incorporation to limit the liability of certain officers of the company as permitted by recent amendments to Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”). Additional information about the recent amendments to Section 102(b)(7) of the DGCL and the proposed amendment to our second amended and restated certificate of incorporation can be found under the section titled “Proposal No. 2 Approval of amendment to our second amended and restated certificate of incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to the DGCL.”

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	BOARD’S RECOMMENDATION “FOR” this Proposal

We are asking our stockholders to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Information regarding fees paid to Deloitte & Touche LLP during fiscal years 2022 and 2021 can be found under the section entitled “Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm Fees and Services.”

GOVERNANCE AND BOARD HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this proxy statement.
INDEPENDENT BOARD AND LEADERSHIP PRACTICES
•Majority of directors are independent (6 out of 7 current directors)
•Active lead independent director who is elected annually and has well-defined rights and responsibilities separate from the Chairman of our board of directors
•All committees of our board of directors are composed of independent directors
•Board composition aims to enhance diversity
•Oversees the Company’s risk management strategy, ensuring the Company develops appropriate risk mitigation techniques around cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas
•Our nominating and corporate governance committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters
•Independent directors conduct regular executive sessions
•Directors maintain open communication and strong working relationships with one another and have regular access to management
•Directors conduct a robust annual board of directors and committee self-assessment process
•Board of directors adheres to related party transaction standards for any direct or indirect involvement of a director in the Company’s business activities

BUZZFEED, INC.
229 West 43rd Street, 10th Floor
New York, New York 10036
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
April [21], 2023
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors of BuzzFeed, Inc., a Delaware corporation (“BuzzFeed,” “we,” “us,” “our” or the “company”), for use at our 2023 annual meeting of stockholders to be held virtually at https://www.cstproxy.com/buzzfeed/2023 on Wednesday, May 31, 2023 at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof (the “Annual Meeting”). The Notice of Internet Availability of Proxy Materials, this proxy statement for the Annual Meeting, and the accompanying form of proxy were first distributed and made available on the Internet to our stockholders on or about April [21], 2023. An annual report for the fiscal year ended December 31, 2022 is available with this proxy statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this proxy statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this proxy statement.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Record Date; Quorum
Only holders of record of our Class A common stock or our Class B common stock at the close of business on April 14, 2023 (the “record date”) will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had [●] shares of Class A common stock and [●] shares of Class B common stock outstanding and entitled to vote. At the close of business on the record date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote [●] shares of Class A common stock and [●] shares of Class B common stock at the Annual Meeting, representing approximately [●]% of the voting power of the shares of our Class A common stock and Class B common stock outstanding on such date. For 10 days prior to, and during, the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting at the online meeting location (https://www.cstproxy.com/buzzfeed/2023).
The holders of a majority of the voting power of the issued and outstanding shares of our Class A common stock and our Class B common stock entitled to vote at the Annual Meeting as of the record date, voting together as a single class, must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you have properly submitted (and not properly revoked) a proxy or if you are present and vote in person at the Annual Meeting.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at https://www.cstproxy.com/buzzfeed/2023.
•You may log in to the meeting platform beginning at 1:45 p.m. Eastern Time on May 31, 2023. The meeting will begin promptly at 2:00 p.m. Eastern Time.
•If you are a registered holder, you will need your control number provided in your proxy materials to attend, electronically vote and ask questions during the Annual Meeting at https://www.cstproxy.com/buzzfeed/2023. If you lose your control number, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2023, but you will not be able to vote or ask questions during the Annual Meeting.
•If you are a beneficial holder, meaning, on the record date, your shares were held in an account with a brokerage firm, bank or other nominee, you may attend the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2023. Because the organization that holds your shares is considered the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. If you obtain a valid proxy from such organization, you will be provided a control number which you will need to electronically vote during the Annual Meeting. If you lose your control number, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2023, but you will not be able to vote during the Annual Meeting.
•If you are a registered holder and you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at https://www.cstproxy.com/buzzfeed/2023, type your question into the “Ask a Question” field, and click “Submit.” You will need your control number provided in your proxy materials to submit a question during the Annual Meeting. If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, are irrelevant to the business of BuzzFeed, are derogatory or in bad taste, relate to pending or threatened litigation, are personal grievances, or are otherwise inappropriate, in each case, as determined by the chair of the Annual Meeting.
•If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the technical difficulty is temporary, so that the meeting can be promptly reconvened, or whether the technical difficulty is more prolonged, so that the meeting will need to be reconvened on a later day. In either situation, we will promptly notify stockholders of the decision via https://www.cstproxy.com/buzzfeed/2023. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website or you may call (917) 262-2373 for assistance.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, each share of Class A common stock represents one vote and each share of Class B common stock represents 50 votes. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, on the record date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Approval of the proposed amendment to our second amended and restated certificate of incorporation will require the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page

Proposal No. 1	The election of the Class II directors named in this proxy statement	FOR all nominees	19

Proposal No. 2	The approval of an amendment to our second amended and restated certificate of incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Section 102(b)(7) of the DGCL	FOR	25

Proposal No. 3	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	28

None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon except with respect to the amendment of our second amended and restated certificate of incorporation to limit the liability of certain officers of the Company.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 or Proposal No. 3, but will have the effect of a vote against Proposal No. 2.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 3 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 3. If a broker chooses not to vote shares for or against Proposal No. 3, it would have the same effect as an abstention. If a broker chooses not to vote shares with respect to Proposal No. 1, it will have no effect on the proposal. If a broker chooses not to vote shares with respect to Proposal No. 2, it will have the effect of a vote against Proposal No. 2.
Voting Instructions; Voting of Proxies

Vote at the Meeting	Vote By Internet	Vote By Mail

If you are a registered holder, you may attend and vote at the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2023. You will need your control number provided in your proxy materials to vote during the Annual Meeting.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at
https://www.cstproxy.com/buzzfeed/2023.

If you are a beneficial holder, you may attend and the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2023. You may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. If you obtain a valid proxy from such organization, you will be provided a control number which you will need to vote during the Annual Meeting.

If you are a registered holder, you may vote prior to the Annual Meeting through the Internet. In order to do so, please follow the instructions shown on your proxy card.
If you are a beneficial holder, please follow the voting instructions the organization that holds your shares has enclosed or provided for you to use in directing it on how to vote your shares.

You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to:
Beneficial Holders:
If Broadridge is the intermediary for your firm, bank or other nominee, Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717
If an agent other than Broadridge is the intermediary for your firm, bank or other nominee, the address provided in your proxy card
Registered Holders:
Attn: Proxy Services, Continental Stock Transfer, 1 State Street – SC-1, New York, New York 10004-1561
Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

If you are not certain whether you are a record holder or beneficial holder, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.
Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on May 30, 2023. Submitting your proxy, whether through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to our stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, e-mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our stockholders. A copy of the Corporate Governance Guidelines is available free of charge on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com under “Documents & Charters” in the “Corporate Governance” section of our website. The nominating, corporate governance, and corporate responsibility committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the board of directors and corporate governance.
Independence of Directors
Our board of directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning their background, employment and affiliations, our board of directors determined that Angela Acharia, Joan Amble, Greg Coleman, Patrick Kerins, Janet Rollé, and Adam Rothstein, representing six of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”), and the applicable rules and regulations promulgated by the SEC. Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.
The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating, corporate governance, and corporate responsibility committees be independent.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 of the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Board of Directors and Committee Self-Evaluations
Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended by our nominating, corporate governance, and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, our board of directors conducts an annual self-evaluation in order to determine whether the board of directors and its committees are functioning effectively.
Board Leadership Structure
The nominating, corporate governance, and corporate responsibility committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. When the positions of chairperson and chief executive officer are held by the same person, our board of directors may designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
Our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors and adjust our board leadership structure from time to time. Mr. Peretti, our Chief Executive Officer, is currently the Chairman of our board of directors. Our board of directors determined that having our Chief Executive Officer also serve as the chairperson of our board of directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Mr. Peretti founded, and has led, our company since its inception. Our board of directors believes that

Mr. Peretti’s strategic vision for our business, his in-depth knowledge of our operations and the technology and media industry, and his experience serving on our board of directors and as Chief Executive Officer since our inception make him well qualified to serve as both chairperson of our board of directors and Chief Executive Officer.
Because Mr. Peretti serves in both these roles, our independent directors appointed Patrick Kerins to serve as our lead independent director. As lead independent director, Mr. Kerins has the roles and responsibilities described below under “—Lead Independent Director with Defined Roles and Responsibilities.”
Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and our other sound corporate governance policies and practices.
Lead Independent Director with Defined Role and Responsibilities
As noted above, our board of directors recognizes that in circumstances like ours where the positions of Chairman and CEO are combined, a strong lead independent director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership.
Mr. Kerins, our board of director’s lead independent director, has served as a member of our board of directors since the closing of BuzzFeed’s merger with 890 and the related acquisition of Complex Networks in December 2021 (the “business combination”) and previously served as a member of the board of directors of BuzzFeed’s predecessor company (“Legacy BuzzFeed”) from December 2011 until the closing of the business combination. Given that he has been on our board (inclusive of Legacy BuzzFeed) for over a decade and has seen the Company through it go-public process, Mr. Kerins has a deep understanding of our business and the digital publishing sector more broadly. Mr. Kerins also chairs the compensation committee and is a member of the audit committee.
The position of lead independent director at BuzzFeed comes with significant authority and responsibilities that are detailed below and can be found in our Corporate Governance Guidelines, Mr. Kerins fulfills these responsibilities in his role as lead independent director.
The responsibilities of the lead independent director include:
•calling meetings of the independent directors;
•presiding over executive sessions of the independent directors;
•serving as principal liaison between the independent directors and the chairperson of the board of directors;
•disseminating information to the rest of the board of directors;
•communicating with stockholders and other stakeholders on behalf of our board of directors and company under appropriate circumstances;
•providing leadership to the board of directors if circumstances arise in which the role of the chief executive officer and chairperson may be, or may be perceived to be, in conflict;
•reviewing and approving agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the board of directors; and
•performing other functions and responsibilities as requested by the board of directors from time to time.
Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. As noted above, our lead independent director, currently Mr. Kerins, is the presiding director at these meetings.

Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee, and a nominating, corporate governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

	Audit Committee	Compensation Committee	Nominating, Corporate Governance, And Corporate Responsibility
Anjula Acharia
Joan Amble
Greg Coleman
Patrick Kerins
Jonah Peretti «
Janet Rollé
Adam Rothstein

= Chairperson
= Member
« = Chairman of the Board
A copy of the charters for each committee are available, without charge, upon request in writing to BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036, Attn: Chief Legal & Compliance Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investors.buzzfeed.com, by clicking on “Documents & Charters” in the “Corporate Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee is currently composed of Ms. Amble, who is the chairperson of our audit committee, and Messrs. Kerins and Rothstein. Each member of our audit committee is independent under the current Nasdaq and SEC rules and regulations. Each member of our audit committee is also financially literate as required by the current Nasdaq listing standards. Further, our board of directors has also determined that Ms. Amble is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act and the Exchange Act (“Regulation S-K”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
Ms. Amble is not standing for re-election to our board of directors at the Annual Meeting, but will serve as a Class II director and as the chairperson of our audit committee until the Annual Meeting. Subsequent to the Annual Meeting, assuming Ms. Rollé and Mr. Rothstein are re-elected, Messrs. Kerins and Rothstein and, on an interim basis, Ms. Rollé will serve as members of the audit committee and, also on an interim basis, Mr. Rothstein will chair the audit committee and be designated as an “audit committee financial expert.”
We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:
•reviewing and discussing with management and our independent registered public accounting firm, our financial results and other public announcements regarding our operating results;
•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;
•ensuring the independence of the independent registered public accounting firm and assessing its qualifications and performance;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm;
•providing oversight over the design, integrity, implementation, adequacy, and effectiveness of our internal control;
•reviewing with management our major financial risks and operational exposures, and the steps management has taken to monitor or mitigate them, including our procedures, related policies with respect to risk assessment and enterprise risk management, and procurement of insurance (see “—Risk Oversight—Our Board’s Role in Risk Oversight’ below);
•reviewing with management our programs for promoting and monitoring compliance with legal and regulatory requirements;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters; and
•reviewing related-party transactions in accordance with our related-party transactions policy (see “Certain Relationships and Related Party Transactions—Policies and Procedures for Related-Person Transaction” below).
Compensation Committee
Our compensation committee is composed of Mr. Kerins, who is the chairperson of our compensation committee, and Mss. Acharia and Rollé, and, assuming Ms. Rollé is re-elected, there are no changes anticipated subsequent to the Annual Meeting. Each member of our compensation committee is independent under the current Nasdaq and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined in Rule 16b-3 of the Exchange Act.
We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:
•establishing our overall compensation philosophy;
•approving the compensation of our chief executive officer and our other executive officers;
•reviewing, and recommending to our board of directors, the compensation of our non-employee directors;
•administering our cash- and equity-based incentive plans; and
•assisting our board of its directors in overseeing the development, implementation, and effectiveness of our strategies, initiatives, policies and programs relating to human capital management, including talent acquisition, retention and attrition, commissions and incentives, pay equity, and diversity and inclusion.
Nominating, Corporate Governance, and Corporate Responsibility Committee
Our nominating, corporate governance, and corporate responsibility committee is currently composed of Ms. Rollé, who is the chairperson of the nominating, corporate governance, and corporate responsibility committee, and Mss. Acharia and Amble. Each member of our nominating, corporate governance, and corporate responsibility committee is independent under the current Nasdaq and SEC rules and regulations.
Ms. Amble is not standing for re-election to our board of directors at the Annual Meeting, but will serve as a Class II director and as a member of our nominating, corporate governance, and corporate responsibility committee until the Annual Meeting. Subsequent to the Annual Meeting, assuming Ms. Rollé is re-elected, the nominating, corporate governance, and corporate responsibility committee will be composed of Ms. Rollé, as chairperson, Ms. Acharia, and, on an interim basis, Mr. Coleman.
We have adopted a nominating, corporate governance, and corporate responsibility committee charter which outlines the principal functions of the nominating, corporate governance, and corporate responsibility committee, which include:
•identifying and recommending candidates for membership on our board of directors;
•making recommendations to our board of directors regarding the size, structure, and composition of the board and its committees;
•overseeing the process of annually evaluating the performance of our board of directors;
•advising our board of directors on corporate governance matters, including developing, and recommending to our board of directors, corporate governance principles;

•reviewing the succession plans for senior management positions and reporting its recommendations to our board of directors;
•reviewing proposed waivers of the code of conduct for directors and executive officers; and
•assisting our board of directors in overseeing any program relating to corporate responsibility and sustainability
Our Board’s Oversight of Corporate Strategy
Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, periodic review of financial performance, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Risk Oversight
Our management has the day-to-day responsibility of assessing and managing our risk exposure, and our board of directors and its committees oversee those efforts.
We use a comprehensive enterprise risk management (“ERM”) program to identify, aggregate, monitor, measure, report, and manage risks. The areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation, and tax), human capital, legal, regulatory, cybersecurity and data privacy, and reputational risks. The implementation and execution of the ERM program is led by our President and management reports to our board of directors with respect to our findings on a regular basis. This program is designed to provide our board of directors and our personnel responsible for risk assessment with visibility into the identification, assessment, and management of critical short-term, intermediate-term, and long-term risks and management’s risk mitigation strategies. We prioritize the management of the risks we believe are the most significant, by reference to the potential impact on BuzzFeed and maintain key performance indicators to alert us to the onset of potential threats. We have consulted with outside advisors in the past in connection with the design and implementation of this program, and may do so again.
Further, our disclosure controls and procedures are part of, and therefore are uniformly aligned with, our risk oversight process. Each quarter, management evaluates, with the participation of our Chief Executive Officer and Chief Financial Officer, the effectiveness of our disclosure controls and procedures as of the end of each reporting period and we disclose in our periodic reports management’s conclusions regarding the effectiveness of our disclosure controls and procedures. As part of our board of directors’ risk oversight, prior to such public disclosure, those evaluations and conclusions are discussed with our audit committee in connection with its review of our annual and quarterly reports, including our financial and risk disclosures contained in those reports.
Our Board’s Role in Risk Oversight
Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them, as described below. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, including those described below under “—Managements’ Role in Risk Oversight.” Our board of directors reviews strategic and operational risk in the context of discussions, question-and-answer sessions, and reports from the management team at each regular board meeting—and outside such meetings as needed. Our board of directors also evaluates the risks inherent in all significant transactions.
Each committee of the board of directors, each of which consists entirely of independent directors, meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. In addition to its oversight of our disclosure controls, as described above, the audit committee has general oversight with respect to our major financial and operational risk exposures and our ERM process and has explicit oversight with respect to cybersecurity and other information technology risks, ethics and compliance-related risks, and legal and regulatory-related risks. The compensation committee reviews risks exposures associated with compensation programs and arrangements, including incentive plans. The nominating, corporate governance, and corporate responsibility committee reviews risk exposures relating to corporate responsibility and environmental, social and governance (“ESG”) matters. The full board of directors receives reports on all significant committee activities at each regular board meeting
Managements’ Role in Risk Oversight
As noted above, we use a comprehensive ERM program led by our management to identify, aggregate, monitor, measure, report, and manage risks. We also have internal management committees that support this process, including:
•Risk Compliance Committee. The Risk and Compliance Committee (“RCC”) consists of executive officers and other senior delegates across all business functions within BuzzFeed and is co-chaired by our Chief Legal & Compliance Officer and Corporate Secretary, who reports to our President, and our Director of Risk Management, who reports to the Chief Legal & Compliance Officer and Corporate Secretary. The RCC serves as a forum to consider operational, compliance and ethics risks comprehensively and combat siloed, duplicative or conflicting risk management programs.
•Data Governance Committee. The Data Governance Committee (“DGC”) consists of executive officers and senior delegates across engineering, data science, legal, and other business functions within BuzzFeed and is co-chaired by our Vice President of Data Science, who reports to our Publisher, and a senior counsel, who indirectly reports to the Chief Legal & Compliance Officer and Corporate Secretary. The DGC serves as both a decision-making and accountability mechanism with respect to strategic company choices or initiatives related to data, including the privacy and security of personal data.
•Environmental, Social, and Governance Steering Committee. The Environmental, Social, and Governance Steering Committee (“ESG Committee”) consists of executive officers and senior delegates across human resources, finance, legal, investor relations, communications, operations, and other business and editorial functions within BuzzFeed and is chaired by our President. Among other things, the ESG Committee is responsible for identifying and mitigating ESG risks.
•Disclosure Committee. The Disclosure Committee consists of executive officers and senior delegates across finance, legal, investor relations, communications, operations, and other business and editorial functions within BuzzFeed. The Disclosure Committee is responsible for, among other things, assisting our Chief Executive Officer and Chief Financial Officer in monitoring the integrity and effectiveness of our disclosure controls and procedures.
Board and Committee Meetings and Attendance
During 2022, our board of directors met nine times and acted by unanimous written consent eight times, the audit committee met ten times and acted by unanimous written consent two times, the compensation committee met ten times and acted by unanimous written consent four times, and the nominating, corporate governance, and corporate responsibility committee met four times and acted by unanimous written consent one time. During 2022, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. At our 2022 annual meeting of stockholders, all but two directors were in attendance.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or lead independent director) may do so by letters addressed to the attention of our Corporate Secretary.
This process assists our board of directors in reviewing and responding to stockholder communications. The board of directors has instructed the Corporate Secretary to review correspondence directed to the board of directors and, at their discretion, to forward items that he deems to be appropriate for the board of directors’ consideration. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:
BuzzFeed, Inc.
c/o Chief Legal & Compliance Officer and Corporate Secretary
229 West 43rd Street, 10th Floor
New York, New York 10036
Code of Conduct
We have adopted a code of ethics—our Code of Conduct—that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Conduct. Our Code of Conduct is posted on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com under “Documents & Charters” in the “Corporate Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.
Policy Prohibiting Anti-Hedging and Pledging
We have adopted a Securities Trading Policy that applies to all of our employees, consultants, contractors, freelancers, directors, and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging. Our Securities Trading Policy also prohibits all employees, including directors and executive officer, from holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our chief legal officer when a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the ability to repay the loan without selling such securities.
Stock Ownership Guidelines
In order to align the interests of our management and our board of directors with those of our shareholders, we believe that every executive officer and director should maintain a meaningful ownership stake in the Company. Accordingly, in December 2022, our board of directors has adopted guidelines providing that: (1) our Chief Executive Officer is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual base salary; (2) each other executive officer is expected to beneficially own shares of our common stock with a value at least equal to two times his or her then-current annual base salary; and (3) each of our non-employee directors is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual retainer. Unvested restricted stock units (“RSUs”) are counted for purposes of determining compliance with these guidelines.
The individuals subject to these guidelines are expected to accumulate the required stock within five years (so that any person who has been subject to the guidelines since the date on which these guidelines were adopted in 2022 should be in compliance by 2027, and any person who subsequently becomes subject to them (e.g., upon their election as an executive officer or non-employee director) has five years from the date on which they becomes subject to them to be in compliance). Further, if any such executive does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 50% of the net shares received upon exercise of stock options or upon the vesting of RSUs, and if any such director does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 100% of the net shares received upon the vesting of RSUs.
None of our executive officers or non-employee directors have been subject to the guidelines for five or more years.

Corporate Responsibility and Sustainability
At BuzzFeed, we are committed to a structure that promotes effective policy and decision making at both the board of directors and management level. Currently, the board and its committees review and discuss with management matters related to human capital, including diversity, equity and inclusion, talent development, workplace culture, and compensation and benefits.
Our Employees
We consider the management of our global talent to be essential to the ongoing success of our business. As of December 31, 2022, we had 1,368 employees located across seven countries. As of December 31, 2022, approximately 9.8% of our employees were unionized, with certain employees associated with BuzzFeed News in the U.S. belonging to NewsGuild, certain employees associated with BuzzFeed Canada, Inc. in Canada belonging to the Canadian Media Guild, and certain employees associated with The HuffingtonPost.com, Inc. in the U.S. belonging to the Writers Guild of America, East.
In December 2022, we announced plans to reduce expenses by implementing an approximately 12% reduction in our then-current workforce, which resulted in a reduction of 172 employees in 2022.
We are focused on supporting our employees across the full employee lifecycle from recruitment to onboarding through ongoing development, and have implemented programs designed to support both career satisfaction and overall wellness.
As a result of the COVID-19 pandemic, we have adopted programs and policies that support flexibility as our employees navigate their personal needs. In February 2022, we announced that we would extend the option to work from home when and where possible. We also offer access to a range of wellness services addressing mental health, family support, child care, and other areas.
Our Culture
At BuzzFeed we value openness and collaboration, experimentation and growth, and diversity and equality. This is demonstrated through our content, as well as in the way we work together within the company. We aspire to provide outstanding people experiences, through our workplace practices, benefits, employee programs, communication, and diversity.
•We believe in having a direct relationship between employees and management where ideas are shared and both work together toward a common purpose.
•We believe in the principle of equal pay for equal work and having compensation programs that provide for such equality.
•We believe in treating each other respectfully and employing principles of fairness when concerns or problems arise.
•We are committed to demonstrating diversity of thought, background, and experience across all functions and levels.
•We believe in supporting the wellness of our employees and their dependents, in championing progressive changes where needed, and adjusting our policies to address the changing needs of employees.
•We believe that people should be able to bring their whole self to work, and feel that the workplace is supportive and inclusive.
Diversity, Inclusion and Belonging
At BuzzFeed, we value Diversity, Inclusion & Belonging (“DI&B”) and strive to weave this value into everything we do. We attract a diverse group of employees that reflect the world we are trying to reach through our content and we welcome the unique skills, experiences, and backgrounds each employee brings to the table every day. Since 2014, we have been committed to holding ourselves accountable to this work by publishing our diversity and demographics report annually. As of December 31, 2022, Black, Indigenous and People of Color (“BIPOC”) employees constituted 43% of our U.S.-based employee population. In addition, 60% of our global population identify as female.
We continually refine our approach to hiring, training, career development, and education to support our mission of DI&B. Our recruiting team continues to be intentional about our diversity strategy to ensure that BIPOC talent and candidates from other underrepresented groups are actively recruited, and that the company hires and retains talent with diverse perspectives and backgrounds. In the recruitment and hiring process, we also emphasize educating all team members involved about internal and unconscious biases and how to overcome them, and ensuring that all job descriptions and interview processes are inclusive and accessible. BuzzFeed is committed to increasing the representation of BIPOC employees within senior leadership; we have concentrated our efforts to both advance and retain current BIPOC employees, and recruit and attract more BIPOC candidates for senior roles.
We are committed to ensuring our culture allows employees to bring their authentic selves to work every day. We want all employees to feel safe and supported, without threat of microaggressions or bias.
In 2022 we have, and in 2023 we will continue to, develop and launch key educational opportunities, including Identity and Allyship training, and host a myriad of Heritage Month educational events, learning opportunities, and social events sponsored by the DI&B team, BuzzFeed employee resource groups, and the DI&B Council.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating, corporate governance, and corporate responsibility committee in accordance with the committee’s charter, our second amended and restated certificate of incorporation and restated bylaws, and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating, corporate governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced, and highly qualified board of directors, the nominating, corporate governance, and corporate responsibility committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of board members that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although our board of directors does not establish specific goals with respect to diversity, the board’s overall diversity is a significant consideration in the director nomination process.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and the Nasdaq listing requirements and the provisions of our second amended and restated certificate of incorporation, restated bylaws and charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating, corporate governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, corporate governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating, corporate governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

See below for the diversity matrix of our board of directors as of April 21, 2023*:

Board Diversity Matrix (as of April 21, 2023)
Total Number of Directors: 7 directors
	Female	Male	Non-Binary	Did Not Disclosure Gender
Gender Identity
Directors	3	4	—	—
Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
*Reflects our current board membership, including Joan Amble, who is not standing for re-election at the Annual Meeting.
Vacancies on the Board of Directors
Our second amended certificate of incorporation and restated bylaws provide that the authorized number of directors may be set and changed only by resolution of our board of directors. Unless our board of directors determines that vacancies on the board of directors will be filled by our stockholders, such vacancies may be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy will hold office until the next election of the class to which such director has been assigned and until his or her successor is duly elected and qualified or until his or her earlier death, disqualification, resignation, or removal.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting.
At the recommendation of our nominating, corporate governance, and corporate responsibility committee, our board of directors proposes that both of the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of both of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If either nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Ms. Amble, whose term also expires at the Annual Meeting, is not standing for re-election at the Annual Meeting, but will continue to serve as a Class II director until then. Following the Annual Meeting, our board of directors will consist of six directors, with two directors in each of Class I, Class II, and Class III, and with a vacancy in Class II. Such vacancy will be filled after the nominating, corporate governance, and corporate responsibility committee makes its recommendation to our board of directors and the board of directors appoints a new director to fill such vacancy. Diversity is important to the board of directors and the board intends to include diverse candidates among the pool of potential candidates considered when seeking additional qualified director candidates. See “Nominations Process and Director Qualifications” above for more information.
The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders held in 2025 and 2024, respectively.
Nominees to Our Board of Directors
The nominees and their ages, occupations, and length of service on our board of directors as of the date of this proxy statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Position	Director Since
Janet Rollé (1)(2)(3)	61	Director	December 2021
Adam Rothstein (4)	51	Director	December 2021
(1)Member of compensation committee
(2)Chairperson of the nominating, corporate governance, and corporate responsibility committee
(3)Ms. Rollé was a director of Legacy BuzzFeed from October 2020 until the closing of the business combination
(4)Member of the audit committee

Janet Rollé has served as a member of our board of directors since the closing of the consummation the business combination and previously served as a member of the board of directors of Legacy BuzzFeed from October 2020 until the closing of the business combination. Ms. Rollé serves or has served on the board of directors for public, private and non-profit companies. Since January 2022, Ms. Rollé has served as the Chief Executive Officer & Executive Director of American Ballet Theatre (“ABT”). Prior to her appointment at ABT, Ms. Rollé served for over 5 years as the General Manager at Parkwood Entertainment LLC, an American management and entertainment company. Ms. Rollé has served previously as the Executive Vice President and Chief Marketing Officer for CNN at Time Warner, Inc., a multinational news-based pay television channel, from April 2011 to May 2013, as well as Executive Vice President and Chief Marketing Officer for BET Networks Inc., an entertainment network, from April 2007 to April 2011. Prior to that, Ms. Rollé was Vice President and General Manager of AOL Inc., an American web portal and online service provider, and Vice President of Programming Enterprises & Business Development at MTV Networks Inc., an entertainment and media channel. Ms. Rollé holds an MBA from Columbia University and a BFA from Purchase College SUNY. We believe that

Ms. Rollé is qualified to serve as a member of the board of directors due to her industry expertise from prior experience as an executive and director for numerous public and private communication and entertainment companies.
Adam Rothstein has served as a member of our board of directors since the closing of the business combination in December 2021. Mr. Rothstein previously served as Executive Chairman of 890 5th Avenue Partners, Inc. (“890”) (Nasdaq: ENFA) from September 2020 until the closing of the business combination. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early stage investment fund, and Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, which he co-founded in 2013 and 2014 respectively. Since 2014 and 2022 respectively, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, and 890 5th Avenue Partners, LLC, which are both consulting and investment vehicles. Mr. Rothstein was also a sponsor and director of Roth CH Acquisition I Co. (Nasdaq: ROCH), from May 2020 until March 2021. Roth CH Acquisition I was a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on Nasdaq as PureCycle Technologies, Inc. (Nasdaq: PCT). Mr. Rothstein was also a sponsor and director of Roth CH Acquisition II Co. (Nasdaq: ROCC), from December 2020 until July 2021. Roth CH Acquisition II was a special purpose acquisition company that merged with Reservoir Holdings, Inc. and is now publicly listed on Nasdaq as Reservoir Media, Inc. (Nasdaq: RSVR). In July of 2021 Mr. Rothstein was named a director of Reservoir Media, Inc. (Nasdaq: RSVR). Mr. Rothstein was also a sponsor and director of Roth CH Acquisition III Co. (Nasdaq: ROCR) from March 2021 until February 2022. Roth CH Acquisition III Co. is now publicly listed on Nasdaq as QualTek Services Inc (Nasdaq: QTEK). Since August 2021, Mr. Rothstein is also a sponsor and director of Roth CH Acquisition IV Co. (Nasdaq: ROCG), a special purpose acquisition company that has entered into an agreement and plan of merger with Tigo Energy, Inc, a provider of intelligent solar and energy storage solutions. The combined company is expected to trade on Nasdaq as Tigo Energy, Inc. (Nasdaq: TYGO). Since November 2021, Mr. Rothstein is a sponsor and director of Roth CH Acquisition V, a special acquisition company traded on Nasdaq. (Nasdaq: ROCL). Previously, from July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc. and which now trades as TPCO Holding Corp. (NEO: GRAM.U) (OTCQX: GRAMF). Mr. Rothstein has over 20 years of investment experience, and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the U.S. and in Israel. Additionally, Mr. Rothstein is an Advisory Board Emeritus Member of the Leeds School of Business at the University of Colorado, Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge. We believe that Mr. Rothstein is qualified to serve as a member of the board of directors due to his extensive investment experience and financial knowledge and experience as a director for numerous technology and media companies.
Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since
Class I Directors:
Angela Acharia (1)(2)(3)	51	Director	December 2021
Jonah Peretti (4)	50	Chairman	December 2021
Class III Directors:
Greg Coleman	68	Director	December 2021
Patrick Kerins * (5)(6)(7)	67	Director	December 2021
*Lead independent director
(1)Member of compensation committee
(2)Member of the nominating, corporate governance, and corporate responsibility committee
(3)Ms. Acharia was initially appointed to the board of directors pursuant to the terms of the Voting Agreement (as defined in, and further described below under, “Certain Relationships and Related Party Transactions—Voting Agreement”)
(4)Mr. Peretti was a director of Legacy BuzzFeed from 2006 until the closing of the business combination
(5)Member of the audit committee
(6)Chairperson of the compensation committee

(7)Mr. Kerins was a director of Legacy BuzzFeed from December 2011 until the closing of the business combination
Angela (Anjula) Acharia has been a member of our board of directors since the closing of the business combination in December 2021. Ms. Acharia is the founder and Chief Executive Officer of A-Series Investments and Management, a management and investment vehicle, and serves as a talent strategist and strategic investor and advisor to numerous consumer technology and consumer packaged goods companies. The company also manages actress Priyanka Chopra. In 2006, Ms. Acharia co-founded Desi Hits!, a multi-platform media company that produces and distributes fusion entertainment content aimed at the South Asian diaspora, where she pioneered the merging of global cultures by introducing top-tier American musical artists to India. Prior to that, Ms. Acharia was a Senior Partner at Forsyth Group, a London-based boutique executive search firm, and a Director at TMP Worldwide, a global talent acquisition technology company. Ms. Acharia holds a BA from Middlesex University. We believe that Ms. Acharia is qualified to serve as a member of our board of directors due to her extensive investment experience and advisory experience relating to consumer technology companies and the entertainment industry.
Jonah Peretti has served as BuzzFeed’s Chief Executive Officer and a member of our board of directors since December 2021, and was previously Chief Executive Officer and a member of the board of directors of Legacy BuzzFeed since its formation in 2006. Prior to founding BuzzFeed, Mr. Peretti cofounded TheHuffingtonPost.com, Inc., a digital publisher of news, lifestyle and popular culture content, and served in various management roles there from the company’s founding until its sale to AOL Inc. Mr. Peretti holds a B.S. in Environmental Science from University of California, Santa Cruz and a M.S. from the Massachusetts Institute of Technology Media Lab. We believe Mr. Peretti is qualified to serve as a member of our board of directors because of the historical knowledge, operational expertise, and continuity he brings to the company, as well as his industry experience.

Greg Coleman has served as a member of our board of directors since December 2021. He is currently an Entrepreneur in Residence at Lerer Hippeau Ventures and sits on numerous boards at the intersection of technology, media and advertising, including BuzzFeed Japan, TuneIn, Inc., LoopMe Ltd., Tubular Labs, Inc., and Botify SAS. He formerly served on the boards of Meredith Corp., Skimlinks, Inc. and Eyeview, Inc. Most recently, Mr. Coleman served as the former President of BuzzFeed and as the former President of the advertising technology company, Criteo SA. He has previously held roles as President and Chief Revenue Officer at TheHuffingtonPost.com, Inc. and the Executive Vice President of Global Sales at Yahoo! Inc. Mr. Coleman also served as President of Platform-A at AOL Inc. from February to April of 2009 and was formerly Senior Vice President of Reader’s Digest Association, Inc. and president of U.S. Magazine Publishing. Previously, he served as Vice President and National Sales Manager at CBS, Inc. Mr. Coleman holds a B.S. degree in Business Administration from Georgetown University and attended the M.B.A. program at New York University. He currently is an adjunct professor at New York University’s Stern School of Business where he teaches a class on digital marketing and innovation. We believe that Mr. Coleman is qualified to serve as a member of the board of directors based on his extensive leadership and advisory experience relating to technology, media, and advertising.

Patrick Kerins has served as a member of our board of directors since the closing of the business combination in December 2021 and previously served as a member of the board of directors of Legacy BuzzFeed from December 2011 until the closing of the business combination. Mr. Kerins has previously served on the board of directors for several public and private companies. Mr. Kerins is currently a Special Partner at New Enterprise Associates Inc., an American-based venture capital firm. Prior to that Mr. Kerins served as a General Partner at Grotech Capital Group Inc., a venture capital and private equity company, from 1996 to 2006. Mr. Kerins also served as an investment banker for Alex Brown & Sons Inc., an investment banking firm, from 1987 to 1996. Prior to that, Mr. Kerins served as a consultant for McKinsey & Co. Inc., a management consulting firm, from 1985 to 1987. Mr. Kerins served as a Lieutenant in the U.S. Navy from 1977 to 1983. Mr. Kerins holds an MBA from Harvard Business School and a B.S. from Villanova University. We believe that Mr. Kerins is qualified to serve as a member of the board of directors based on his extensive leadership experience and financial knowledge.

Director Not Standing to Re-Election
As noted above, Ms. Amble’s term ends at the Annual Meeting and she is not standing for re-election. Her age, occupation and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical description set forth in the text below the table.

Name of Director	Age	Position	Director Since
Joan Amble (1)(2)(3)	69	Director	December 2021
(1)Chairperson of the audit committee
(2)Member of the nominating, corporate governance, and corporate responsibility committee
(3)Ms. Amble was a director of Legacy BuzzFeed from August 2021 until the closing of the business combination

Joan Amble has served as a member of our board of directors since the consummation of the business combination and previously served as a member of the board of directors of Legacy BuzzFeed from August 2021 until the closing of the business combination. She currently serves on the boards of directors of Zurich Insurance Group, since 2015, Booz Allen Hamilton, since 2012. and Spire Global, since 2022. She served on the board of directors of XM Satellite Radio from 2006 to 2008 and, following the merger of XM Satellite Radio with Sirius Satellite Radio, she served on the board of directors of Sirius XM Satellite Radio from 2008 to 2021. She is the founder and president of JCA Consulting, LLC and served as an independent advisor to the Control and Risk Committee of the Executive Committee of the U.S. affiliate of Société Générale S.A. from June 2016 to June 2022. In addition, Ms. Amble was a member of the Standing Advisory Group for the Public Company Accounting Oversight Board (the “PCAOB”) from 2015 through 2020, and she was a member of the Financial Accounting Standards Advisory Council (FASAC) from 2007 through 2011. Previously, Ms. Amble was the executive vice president, finance for the American Express Company from May to December 2011, and served as its executive vice president, chief accounting officer and corporate comptroller from December 2003 until May 2011. Prior to joining American Express Company, Ms. Amble served as chief operating officer and chief financial officer of GE Capital Markets, a service business within GE Capital Services, Inc., overseeing securitizations, debt placement, and syndication, as well as structured equity transactions. From 1994 to March 2003, Ms. Amble served as vice president, chief accounting officer and controller for GE Capital Markets and GE Financial Services, Inc. Ms. Amble also served as a director at Broadcom Corp. from 2009 to 2011 and Brown-Forman Corporation from 2011 to June 2016. She holds a B.S. degree in Accounting from The Pennsylvania State University. We believe that Ms. Amble is qualified to serve as a member of the board of directors based on her extensive leadership service and accounting background.
There are no family relationships among our directors and executive officers.
Non-Employee Director Equity Compensation
Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our board of directors.
The compensation program adopted by our board of directors provides for the following:
Equity and Cash Compensation
Annual Retainers. The program provides an annual retainer of $50,000 to each of our non-employee directors. The chairs of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receive an additional annual retainer of $35,000, $25,000 and $25,000, respectively. Each non-chairperson member of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receives an additional annual retainer of $20,000, $15,000 and $10,000, respectively. Non-employee directors may elect to receive these annual retainers in cash or in equity. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.
Initial RSU Grant. Each non-employee director elected or appointed to our board of directors who is not a committee chairperson is granted a RSU award on the date of his or her appointment to our board of directors having an aggregate value of $225,000 based on the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant. The chair of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee is granted a RSU award on the date of his or her appointment or election to our board of directors having an aggregate value of $250,000, $225,000 and $225,000, respectively, based on the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant. The awards vest in four equal quarterly installments over a one-year period.
Annual RSU Grant. Following each annual meeting of stockholders, each non-employee director who is serving on our board of directors on, and will continue to serve on our board of directors immediately following, the date of such annual meeting, and who is not a committee chairperson, will be granted a RSU award having an aggregate value of $125,000 based on the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant. The chair of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee will be granted a RSU award having an aggregate value of $175,000, $125,000, and $125,000, respectively, based on the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant. Each award vest in four equal quarterly installments over a one-year period.
Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their ordinary, reasonable, and necessary expenses incurred in the course of Company business (e.g., travel expenses incurred in attending board and committee meetings).
Non-Employee Director Compensation
The following table provides information for the year ended December 31, 2022 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2022, other than Mr. Peretti, the Chairman of our board of directors and our Chief Executive Officer, who is not included in the table below, as he is an employee and receives no compensation for his service as a director. The compensation received by Mr. Peretti, our only employee director, is shown in the “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1)(2) ($)		Option Awards(1) ($)		Total ($)
Angela Acharia	$75,000	(3)	$363,426		$—		$438,426
Joan Amble	—		10,383		—		10,383
Greg Coleman	—		415,347		12,121	(4)	427,468
Patrick Kerins	—	(5)	462,072	(6)	—		462,072
Janet Rollé	90,000	(3)	363,426		—		453,426
Adam Rothstein	—		436,113		—		436,113
________
(1)The following table sets forth information regarding the aggregate number of shares of our Class A common stock underlying outstanding stock options (all of which were vested) and restricted stock unit awards held by our non-employee directors as of December 31, 2022:

Name	Number of Shares Underlying RSUs Held as of December 31, 2022	Number of Shares Underlying Stock Options Held as of December 31, 2022
Angela Acharia	—	—
Joan Amble	18,584	—
Greg Coleman	—	1,594,854	(a)
Patrick Kerins(b)	—	—
Janet Rollé	53,550	—
Adam Rothstein	—	—
________
(a)    Mr. Coleman’s options were originally granted on August 7, 2014. On December 28, 2022, an amendment was executed to extend the expiration date of the outstanding options, which resulted in the cancellation of the outstanding options granted on

August 7, 2014 and the grant of replacement options. The replacement options are fully vested and exercisable for 1,594,854 shares of our Class A common stock.
(b)    This table does not include the RSUs granted to Mr. Kerins in 2022 shown in the table above which, as explained in footnote (6) below, are directly beneficially owned by New Enterprise Associates 13, L.P. (“NEA 13”), because these awards were fully vested as of December 31, 2022.
(2)Amounts represent the aggregate grant date fair value of the RSUs awarded to our non-employee directors during 2022 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 11 of the notes to BuzzFeed’s consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors from the RSUs. For each director, the number of RSUs granted was determined by dividing the value of the award to which he or she was entitled in accordance with our non-employee director compensation program (see “—Non-Employee Director Compensation—Equity and Cash Compensation” above) by $4.17, the average closing price per share of our Class A common stock for the 20 trading days immediately preceding February 15, 2022, while the grant date fair value of the RSUs reported in the Stock Awards column is equal to the product of such number of shares and the closing price per share of our Class A common stock on February 22, 2022 (i.e., the date of grant).
(3)As noted above, non-employee directors may elect to receive these annual retainers in cash or in equity. For 2022, Ms. Acharia and Rollé were the only directors who elected to receive their annual retainers in cash.
(4)As noted above, Mr. Coleman’s options were originally granted on August 7, 2014. On December 28, 2022, an amendment was executed to extend the expiration date of the outstanding options, which resulted in the cancellation of the outstanding options granted on August 7, 2014 and the grant of replacement options. The replacement options are fully vested and exercisable for 1,594,854 shares of our Class A common stock. The amount in the table represents the incremental grant date fair value of the replacement options in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the replacement options reported in the Option Awards column are set forth in Note 11 of the notes to BuzzFeed’s consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in this column reflect the accounting cost for these options and do not correspond to the actual economic value that may be received by Mr. Coleman from the options.
(5)Mr. Kerins is a director of NEA 13 GP, LTD (“NEA 13 GP”), which is the sole general partner of NEA Partners 13, L.P. (“NEA Partners 13”). NEA Partners 13 is the sole general partner of NEA 13. Pursuant to Mr. Kerins’ relationship with NEA 13 GP, any cash compensation to which Mr. Kerins is entitled is payable to NEA Management Company, LLC, the parent company of NEA 13 GP, and will be used for the benefit of investors in NEA 13.
(6)As noted above, Mr. Kerins is a director of NEA 13 GP, which is the sole general partner of NEA Partners 13, which, in turn, is the sole general partner of NEA 13, which is the direct beneficial owner of the securities. See “Security Ownership of Certain Beneficial Owners and Management” below for more information.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS II DIRECTORS

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY RECENT AMENDMENTS TO THE DGCL
The State of Delaware, which is our state of incorporation, recently amended the Delaware General Corporation Law (i.e., the DGCL) and such amendment enables Delaware companies to limit the liability of certain officers in limited circumstances, as described below. In light of this amendment, our board of directors has determined that it is advisable and in the best interests of us and our stockholders to amend our second amended and restated certificate of incorporation to add a provision exculpating certain of the Company’s officers from liability, as permitted by the DGCL. We refer to this proposed amendment to our second amended and restated certificate as the “Proposed Amendment.” We believe it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors. Accordingly, the board of directors is asking our stockholders to approve and adopt the Proposed Amendment.
Background on the Proposed Amendment
In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the DGCL to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of the fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors for breach of the fiduciary duty of care. As amended, Section 102(b)(7) of the DGCL authorizes corporations to provide for exculpation of the following officers: (1) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, or chief accounting officer; (2) an individual identified in public filings as one of the most highly compensated officers of the Company; and (3) individuals who have agreed to be identified as officers of the corporation for purposes of accepting service of process.
Section 102(b)(7) only permits, and the Proposed Amendment would only permit, the exculpation of certain officers in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. In addition, as is currently the case with directors under our second amended and restated certificate of incorporation, the Proposed Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law and any transaction from which the officer derived an improper personal benefit. Article VIII in our second amended and restated certificate currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers.
Our board of directors believes it is important to provide officers from certain liabilities and expenses as allowed by Section 102(b)(7) of the DGCL that may discourage prospective or current officers from accepting or continuing membership on corporate boards and prospective or current officers from working at BuzzFeed. In the absence of such protection, officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to the amended Section 102(b)(7) of the DGCL, the limited number of our officers that would be impacted, and the benefits the board of directors believes would accrue to the Company by providing exculpation in accordance with Section 102(b)(7) of the DGCL, including, without limitation, the ability to attract and retain key officers, and the potential to reduce litigation costs associated with frivolous lawsuits.
Our board of directors balanced these considerations with our Corporate Governance Guidelines and corporate governance practices and determined that it is in the best interests of us and our stockholders to amend the current exculpation and liability provisions in Article VIII of our second amended and restated certificate of incorporation to extend exculpation protection to certain of our officers in addition to our directors.
Overview of the Proposed Amendment
As discussed above, Article VIII in our second amended and restated certificate of incorporation currently provides for the exculpation of directors. This Proposal No. 2 requests that stockholders approve an amendment to Article VIII to extend the exculpation provision to certain of our officers as permitted by amended DGCL Section 102(b)(7). The Proposed Amendment would amend Article VIII so that it would state in its entirety as follows:

ARTICLE VIII: DIRECTOR AND OFFICER LIABILITY
1.Limitation of Liability. To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, as applicable, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
The general description of the Proposed Amendment set forth above is qualified in its entirety by reference to the proposed certificate of amendment to our second amended and restated certificate of incorporation which is attached as Annex A to this proxy statement and marked to show that changes described above (the “Certificate of Amendment”). Additions to the second amended and restated certificate of incorporation are indicated by bold italics.
Reasons for the Proposed Amendment
Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment, and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the Proposed Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
For the reasons stated above, our board of directors adopted resolutions setting forth the Proposed Amendment, declared the Proposed Amendment advisable and in the best interests of the Company and our stockholders, and unanimously resolved to submit the Proposed Amendment to our stockholders for approval. Our board of directors believes the Proposed Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.
The Proposed Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Additional Information
If our stockholders approve the Proposed Amendment, it will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Proposed Amendment. Other than the replacement of the existing Article VIII by the proposed Article VIII, the remainder of our Certificate will remain unchanged after effectiveness of the Certificate of Amendment. However, even if our stockholders approve the Proposed Amendment, our board of directors retains discretion under Delaware law not to implement it. If our board of directors were to exercise such discretion, we will publicly disclose that fact, and the Company’s current exculpation provisions relating to directors will remain in place.
If our stockholders do not approve the Proposed Amendment, the Company’s current exculpation provisions relating to directors will remain in place, and the Certificate of Amendment will not be filed with the Delaware Secretary of State.
Under our second amended and restated certificate of incorporation, because the board of directors has unanimously approved the Proposed Amendment, the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the company entitled to vote generally in the election of directors at the Annual

Meeting, voting together as a single class, is required to amend Article VIII of the second amended and restated certificate of incorporation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Deloitte is not ratified by our stockholders, the audit committee will review its future selection of Deloitte as our independent registered public accounting firm.
Deloitte audited our financial statements for the fiscal year ended December 31, 2022. Representatives of Deloitte are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Change in Accountants
Dismissal of Marcum LLP as the Independent Registered Public Accounting Firm
On December 8, 2021, the audit committee of the board of directors approved the dismissal of Marcum LLP (“Marcum”), the independent registered public accounting firm for 890 5th Avenue Partners, Inc, the special purpose acquisition company that merged with Legacy BuzzFeed (i.e., 890) prior to the closing of the business combination on December 3, 2021.
The reports of Marcum on 890’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholder’s equity and cash flows for the period from September 9, 2020 (date of inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from September 9, 2020 (date of inception) through December 31, 2020, and through December 8, 2021, there were no disagreements between 890 and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on 890’s financial statements for such period.
During the period from September 9, 2020 (date of inception) through December 31, 2020, and through December 8, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for certain complex features of the Class A common stock and warrants issued by 890. This material weakness resulted in the restatement of 890’s interim financial statements for the quarters ended March 31, 2021 and June 30, 2021.
BuzzFeed provided Marcum with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested Marcum furnish BuzzFeed with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Marcum agrees with the statements related to them made by the company in the “Super” Form 8-K. A copy of Marcum’s letter is attached as Exhibit 16.1 to the “Super” Form 8-K filed on December 9, 2021.
Newly Engaged Independent Registered Public Accounting Firm
On December 8, 2021, the audit committee of the board of directors approved the engagement of Deloitte as BuzzFeed’s new independent registered public accounting firm to audit BuzzFeed’s consolidated financial statements for the year ending December 31, 2021. Deloitte previously served as the independent registered public accounting firm of BuzzFeed, Inc. prior to the business combination.
During the period from September 9, 2020 (date of inception) to the date the audit committee of the board of directors approved the engagement of Deloitte as BuzzFeed’s independent registered public accounting firm, 890 did not consult with Deloitte on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on 890’s consolidated financial statements, and no written report or oral advice was provided to 890 by Deloitte that was an important factor considered by 890 in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Deloitte will periodically rotate the individuals who are responsible for our audit.
During the fiscal years ended December 31, 2021 and 2022, fees for services provided by Deloitte were as follows:

	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2022
Service Type
Audit fees(1)	$4,694,104	$2,728,393
Audit-related fees(2)	—	14,600
Tax fees(3)	28,320	5,916
Other fees(4)	4,126	—
Total fees	$4,726,550	$2,748,909
(1)“Audit fees” include professional services rendered in connection with the audit of our consolidated financial statements, the review of our interim condensed consolidated financial statements, and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” include professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of our interim condensed consolidated financial statements and are not reported under “Audit fees.” For the fiscal year-ended December 31, 2022, these fees included permissible accounting advisory services for BuzzFeed Japan.
(3)“Tax fees” include professional services rendered in connection with tax compliance, tax advice, and tax planning, and consist of preparation of original and amended Good and Services Tax refund claims and other indirect tax compliance services in India.
(4)“Other fees” include all other fees for products and services that are not included in the above categories and consists of licenses obtained for an online accounting research tool.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided to us by the independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee of the Board of Directors of BuzzFeed, Inc. has reviewed and discussed the Company’s audited financial statements with management and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable rules and standards promulgated by the PCAOB. Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on March 16, 2023 for the year ended December 31, 2022.
The Audit Committee has also discharged its other responsibilities, as described under “Board of Directors and Committees of the Board of Directors; Corporate Governance Standards and Director Independence—Audit Committee.”
Submitted by:
Audit Committee of the Board of Directors
Joan Amble
Patrick Kerins
Adam Rothstein
* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The names of our executive officers, their ages as of the date of this proxy statement and their positions are shown below.

Name	Age	Position
Executive Officers:
Jonah Peretti	50	Founder, Chief Executive Officer, and Director
Marcela Martin	51	President
Felicia DellaFortuna	39	Chief Financial Officer
Christian Baesler	33	Chief Operating Officer
David Arroyo	54	Chief Legal & Compliance Officer and Corporate Secretary
Phuong Dao Nguyen	49	Publisher
Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Mr. Peretti, please refer to “Proposal No. 1—Election of Directors.”
Marcela Martin has served as our President since August 2022. Prior to joining BuzzFeed, Ms. Martin was Chief Financial Officer and Treasurer of Squarespace from November 2020 until July 2022 and Senior Vice President and Chief Financial Officer of Booking.com B.V. from January 2019 to October 2020. Previously, she spent three years at National Geographic Partners, LLC as Chief Financial Officer from January 2016 to December 2018 and Chief Administrative Officer from July 2018 to December 2018. Between November 1998 and December 2015, Ms. Martin held positions with Fox International Channels, including Executive Vice President for Finance and Chief Financial Officer from January 2007. In addition, Ms. Martin serves on the board of directors of Cvent, Inc., and Chegg, Inc. Originally from Argentina, Ms. Martin graduated from the University of Morón as a Public Certified Accountant with expertise in accounting and received an MBA from the University of Liverpool.
Felicia DellaFortuna has served as our Chief Financial Officer since the closing of the business combination in December 2021 and was previously Chief Financial Officer of Legacy BuzzFeed from February 2020 until the closing of the business combination. Ms. DellaFortuna previously served as Senior Vice President of Finance of Legacy BuzzFeed from May 2019 to February 2020, as the Vice President of Finance from June 2017 to May 2019, and started at Legacy BuzzFeed serving as the Senior Director of Finance from October 2015 to June 2017. Prior to joining Legacy BuzzFeed, Ms. DellaFortuna served as Senior Director of Finance at Viant Technology Inc., an advertising software company, from 2013 to 2015. Ms. DellaFortuna also served as the Director of Financial Planning and Analysis at XIX Entertainment Limited, an entertainment content and intellectual rights organization, from 2011 to 2013. Ms. DellaFortuna started her career at Ernst & Young LLP, an accounting firm, where she held several roles in its Assurance and Transaction Advisory Services divisions, including Manager of Transaction Advisory Services, from August 2005 to May 2011. Ms. DellaFortuna holds a B.S. in Accounting from Lehigh University’s College of Business and Economics.
Christian Baesler has served as our Chief Operating Officer since January 2022. Mr. Baesler has also served as Chief Executive Officer of Complex Networks, a wholly-owned subsidiary of BuzzFeed, Inc., since the closing of the business combination in December 2021 and was previously President of Complex Networks from 2018 to December 2021. Mr. Baesler previously held roles as Group Managing Director, President, Vice President, Director, and Trainee at Bauer Media Group from 2008 to 2018. Mr. Baesler holds a B.S. in Business Informatics from Nordakademie.
David Arroyo has served as our Chief Legal & Compliance Officer and Corporate Secretary since January 2023. Mr. Arroyo previously served as Senior Vice President, Chief Compliance Officer, and Head of Litigation of BuzzFeed from January 2022 to December 2022, and served as Vice President and Associate General Counsel of Legacy BuzzFeed from July 2019 to December 2021. Prior to joining BuzzFeed, Mr. Arroyo was Senior Vice President, Global Head of Compliance at Discovery, Inc. from 2018 to 2019. Previously, he spent 14 years at Scripps Networks Interactive, Inc. as Senior Vice President, Business & Legal Affairs and Chief Ethics & Compliance Officer from 2016 to 2018; Senior Vice President, Legal Affairs and Internal Audit from 2014 to 2016; Senior Vice President, Legal Affairs from 2012 to 2014; Vice President, Legal Affairs from 2007 to 2012; and Director, Legal Affairs from 2004 to 2007. Before joining Scripps Networks, Mr. Arroyo worked at Gibson, Dunn & Crutcher LLP and Kirkland & Ellis LLP and served as a Law Clerk to

U.S. District Court Judge James G. Carr. Mr. Arroyo graduated from Duke University with a Bachelor of Arts, Political Science and Public Policy and from the University of Michigan Law School with a Juris Doctor.
Phuong Dao Nguyen has served as our Publisher since the closing of the business combination in December 2021 and previously served as Publisher of Legacy BuzzFeed from 2014 until the closing of the business combination. Prior to joining Legacy BuzzFeed, Ms. Nguyen worked at Le Monde Interactif SA (“Le Monde”), the digital subsidiary of the Le Monde newspaper in France, from 2001 to 2008. Ms. Nguyen served as the subsidiary’s Chief Executive Officer during her last 2.5 years at Le Monde. She has held technical and product positions at several other digital companies including a Dow Jones venture from 2009 to 2012, Concrete Media Inc., an internet consulting company, from 1998 to 2001, and Accenture plc, formerly Andersen Consulting, from 1994 to 1998. Ms. Nguyen holds a B.A. in Applied Math/Computer Science from Harvard University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2023, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock, our Class B common stock, or our Class C common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws. Applicable percentage ownership of Class A common stock is based on the 126,541,522 shares of Class A common stock outstanding as of February 28, 2023, applicable percentage ownership of Class B common stock is based on the 6,675,517 shares of Class B common stock outstanding as of February 28, 2023, applicable percentage ownership of Class C common stock is based on the 6,478,031 shares of Class C common stock outstanding as of February 28, 2023, and percentage of combined voting power reflects the voting power of the named beneficial owner giving effect to all outstanding shares of Class A common stock and Class B common stock. Our Class C common stock is non-voting. In accordance with SEC rules, shares of our Class A common stock subject to stock options that are exercisable on or within 60 days of February 28, 2023 or RSUs representing the right to receive shares of our Class A common stock that vest and settle within 60 days of February 28, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. There were no shares of our Class B common stock subject to stock options that were exercisable on or within 60 days of February 28, 2023 or RSUs representing the right to receive shares of our Class B common stock that may vest and settle within 60 days of February 28, 2023. On March 15, 2023, all of the Class C common stock was converted into Class A common stock, which resulted in the issuance of an additional 6,478,031 shares of Class A common stock. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares	Number of Shares	% of Shares
5% or Greater Stockholders:
NBCUniversal Media, LLC (1)	19,507,693	15%	—	—	—	—	4%
New Enterprise Associates 13, L.P. (2)	15,333,892	12%	—	—	—	—	3%
Entities affiliated with Hearst (3)	12,409,578	10%	—	—	—	—	3%
Jonah Peretti (4)	5,582,414	4%	6,437,416	96%	—	—	71%
Entities affiliated with Verizon(5)	5,000,000	4%	—	—	6,478,031	100%	1%
Entities affiliated with RRE (6)	10,350,407	8%	—	—	—	—	2%
Entities affiliated with Redwood Capital (7)	7,740,000	6%	—	—	—	—	2%
General Atlantic BF, L.P. (8)	7,862,502	6%	—	—	—	—	2%
200 Park Avenue Partners, LLC (9)	6,201,919	5%	6,437,416	96%	—	—	71%
John S. Johnson, III (10)	5,582,414	4%	—	—	—	—	1%
Executive Officers and Directors:
Jonah Peretti (4)	5,582,414	4%	6,437,416	96%	—	—	71%
Marcela Martin	0	—%	—	—	—	—	—%
Christian Baesler (11)	358,813	—%	—	—	—	—	—%
Angela Acharia (12)	86,182	—%	—	—	—	—	—%
Joan Amble (13)	40,646	—%	—	—	—	—	—%
Gregory Coleman (14)	2,685,009	2%	—	—	—	—	1%

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		Class C Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares	Number of Shares	% of Shares
Patrick Kerins (15)	15,440,606	12%	—	—	—	—	3%
Janet Rollé (16)	144,175	—%	—	—	—	—	—%
Adam Rothstein (17)	1,679,476	1%	—	—	—	—	—%
All current directors and executive officers as a group (12 persons)(18)	25,438,711	20%	6,437,416	96%	—	—	75%
________
(1)As reported in a statement on Schedule 13D/A filed with the SEC on February 21, 2023, by Comcast Corporation (“Comcast”). All of the shares of our Class A common stock reported in the table are directly beneficially owned by NBCUniversal Media, LLC (“NBCU”). NBCUniversal Media, LLC is a wholly owned subsidiary of NBCUniversal, LLC, which, in turn, is wholly owned by Comcast. As such, NBCUniversal, LLC and Comcast may each be deemed to have shared voting and investment discretion over securities directly owned by NBCUniversal Media, LLC. The principal business office of Comcast is One Comcast Center, 1701 John F. Kennedy Blvd., Philadelphia, PA 19103. The principal business office of both NBCUniversal Media, LLC and NBCUniversal, LLC is 30 Rockefeller Plaza, New York, NY 10112.
(2)As reported in a statement on Schedule 13D filed with the SEC on January 13, 2022, by New Enterprise Associates 13 LP (i.e., NEA 13). The securities reported in the table consist of 15,333,892 shares of our Class A common stock of which NEA 13 is the record owner. NEA Partners 13 is the sole general partner of NEA 13. NEA 13 GP is the sole general partner of NEA Partners 13. Each of such entities may be deemed to share voting and dispositive power over the shares directly held by NEA 13. Forest Baskett, Patrick J. Kerins, who is a member of our board of directors, and Scott D. Sandell are the directors of NEA 13 GP, and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The principal business address of each of NEA 13, NEA Partners 13, NEA 13 GP, and Scott D. Sandell is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The principal business address of Forest Baskett 2855 Sand Hill Road, Menlo Park, CA 94025. The principal business address of Patrick J. Kerins is 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815.
(3)As reported in a statement on Schedule 13G filed with the SEC on December 7, 2021, by Hearst Communications Inc. According to the statement: (i) HDS II Inc. (“HDS II”) is the direct beneficial owner of 5,000,000 shares of our Class A common stock and (ii) Hearst Communications, Inc. (“HCI”) is the direct beneficial owner of 7,409,578 shares of our Class A common stock. HCI is the controlling stockholder of HDS II; Hearst Holdings, Inc. (“HHI”) is the controlling stockholder of HCI; The Hearst Corporation (“THC”) is the controlling stockholder of HHI; and The Hearst Family Trust is the controlling stockholder of THC. As such, each of the aforementioned parties may be deemed to have shared voting and dispositive power over the shares directly or indirectly owned by HDS II or HCI. Also, HCI may be deemed to have shared voting and dispositive power over the shares directly owned by HDS II. The principal business office of each of the aforementioned parties is 300 West 57th Street, New York, NY 10019.
(4)The securities reported in this row consist of: (i) 6,437,416 shares of our Class B common stock directly held by Jonah Peretti, LLC, 1,200,000 of which are held in an escrow account administered by PNC Bank, National Association (“PNC”), pursuant to the terms of the Amended and Restated Escrow Agreement (as defined below under “Certain Relationships and Related Party Transactions—NBCU Commercial Agreement”); and (ii) an aggregate 5,582,414 shares of our Class A common stock over which Mr. Peretti holds an irrevocable proxy granted by John S. Johnson III and Johnson BF, LLC (“Johnson BF”) pursuant to the Holder Voting Agreement (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Holder Voting Agreement”). Jonah Peretti is the managing member of Jonah Peretti, LLC and has voting and dispositive power over the shares held directly by Jonah Peretti, LLC.
(5)As reported in a statement on Schedule 13D filed with the SEC on December 22, 2022, by Verizon Communications Inc. (“Verizon”). According to the statement, Verizon Ventures LLC is deemed to be the direct beneficial owner of 6,478,031 shares of our Class A common stock issuable upon the conversion of 6,478,031 shares of our Class C common stock issued to Verizon Ventures LLC in February 2021 which, pursuant to our second amended and restated certificate of incorporation, became convertible into Class A common stock beginning on February 16, 2023. Not reflected in the table is that, on March 15, 2023, Verizon converted all of its Class C shares into Class A shares. Verizon Ventures LLC is a direct wholly owned subsidiary of Verizon, and by virtue of this relationship, Verizon may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 6,478,031 shares of our Class A common stock deemed to be beneficially owned by Verizon Ventures LLC. In addition, Verizon CMP Holdings LLC is the direct beneficial owner of 5,000,000 shares of our Class A common stock. Verizon CMP Holdings LLC is a direct wholly owned subsidiary of MCI Communications Services LLC. MCI Communications Services LLC is a direct wholly owned subsidiary of MCI International LLC. MCI International LLC is a direct wholly owned subsidiary of Verizon Business Network Services LLC. Verizon Business Network Services LLC is a direct wholly owned subsidiary of Verizon Business Global LLC. Verizon Business Global LLC is a direct wholly owned subsidiary of Verizon. By virtue of the relationships among such companies, each of them may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 5,000,000 shares of Class A common stock beneficially owned by Verizon CMP Holdings LLC. The principal business address of each of the aforementioned parties is One Verizon Way, Basking Ridge, NJ 07920.
(6)As reported in a statement on Schedule 13G filed with the SEC on February 28, 2022, by RRE Ventures IV, L.P. (“RRE IV”). The securities reported in the table consist of: (i) 9,537,830 shares of our Class A common stock directly held by RRE IV; and (ii) 812,577 shares of our Class A common stock directly held by RRE Leaders Fund, L.P. (“RRE Leaders”). RRE Ventures GP IV,

LLC is the general partner of RRE IV and, as such, shares voting and dispositive power over shares directly held by RRE IV. RRE Leaders GP, LLC is the general partner of RRE Leaders and, as such, shares voting and dispositive power over shares directly held by RRE Leaders. James D. Robinson IV, Stuart J. Ellman, and William D. Porteous are the managing members and officers of RRE Ventures GP IV, LLC and RRE Leaders GP, LLC and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is 130 East 59th Street, 17th Floor, New York, NY 10022.
(7)As reported in a statement on Schedule 13G filed with the SEC on February 14, 2023, by Redwood Capital Management, LLC (“RCM LLC”) and pursuant to BuzzFeed’s records. According to the statement, RCM LLC has sole voting and dispositive power over none of the shares of our Class A common stock reported in this row, and it has shared voting and dispositive power over 7,740,000 of the shares reported in this row. According to the statement, all securities reported in this row are under the investment management of RCM LLC for its clients. Pursuant to BuzzFeed’s records, the shares of Class A common stock reported in this row represent shares capable of being acquired within 60 days of February 28, 2022, pursuant to the terms of our Convertible Note Financing (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Convertible Note Financing”), as follows: (i) 5,316,158 shares of our Class A common stock issuable upon conversion of $65,250,000 principal amount of convertible notes of which Redwood Master Fund Ltd. is the noteholder; (ii) 2,281,263 shares of our Class A common stock issuable upon conversion of $28,000,000 principal amount of the convertible notes of which Redwood Opportunity Fund, Ltd. is the noteholder; and (iii) 142,579 shares of our Class A common stock issuable upon conversion of $1,750,000 principal amount of the convertible notes of which Corbin Opportunity Fund, L.P. is the noteholder. The percentage ownership reported in this row is calculated as a percentage of the total Class A common stock which would be outstanding following a conversion of all convertible notes issued in the Convertible Note Financing, which is described in more detail in the below under “Certain Relationships and Related Party Transactions—Convertible Note Financing.” The conversion rate is 80 shares of Class A common stock per $1,000 principal amount of the convertible notes, which is equivalent to a conversion price of approximately $12.50 per share. The sole member of RCM LLC is Redwood Capital Management Holdings, LP. The general partner of Redwood Capital Management Holdings, LP is Double Twins K, LLC. The managing member of Double Twins K, LLC is Ruben Kliksberg, who may be deemed to have voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is: 250 West 55th Street, 26th Floor, New York, NY 10019.
(8)As reported in a statement on Schedule 13G filed with the SEC on December 10, 2021, by General Atlantic, L.P. (“GA LP”). According to the statement, General Atlantic BF, L.P. (“GA BF”) directly holds 7,862,502 shares of our Class A common stock. The general partner of GA BF is General Atlantic (SPV) GP, LLC (“GA SPV”). GA LP is the sole member of GA SPV. GA LP also ultimately controls General Atlantic GenPar, L.P., which is the general partner of General Atlantic Partners 93, L.P. Further, GA LP is the managing member of GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, and GAP Coinvestments V, LLC, which in turn is the general partner of GAP Coinvestments CDA, L.P. The general partner of GAPCO GmbH & Co. KG (“GAPCO GmbH”) is GAPCO Management GmbH (“GAPCO Management”). GA LP is controlled by the nine-member Management Committee of GASC MGP, LLC (the “Management Committee”). According to the statement, by virtue of the foregoing, each of the aforementioned parties may be deemed to share voting power and the power to direct the disposition of the securities directly owned by GA BF. Each of the members of the Management Committee disclaims ownership of the securities reported herein except to the extent of his or her pecuniary interest therein. The principal business address of both GAPCO GmbH and GAPCO Management is c/o General Atlantic GmbH, Luitpoldblock, Amiraplatz 3, 80333 Munich, Germany. The principal business address of each of the other aforementioned parties is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055.
(9)The securities reported in the table consist of: (i) 619,505 shares of our Class A common stock; (ii) 6,437,416 shares of our Class B common stock owned by Jonah Peretti; and (iii) 5,582,414 shares of our Class A common stock beneficially owned by Mr. Peretti. The Voting Agreement (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Voting Agreement”) provides that Mr. Peretti and certain of his affiliates will vote all shares of our common stock beneficially held by such parties in favor of the election to our board of directors of certain individuals designated by the Sponsor and, as a result, the Sponsor is deemed to share beneficial ownership of Mr. Peretti’s shares of our common stock. Scott Flanders is the manager of the Sponsor and may be deemed to have shared voting and investment discretion over securities directly owned by the Sponsor. The mailing address of both the Sponsor and Scott Flanders is P.O. Box 7859, Avon, CO 81620.
(10)The securities reported in the table consist of: (i) 31,461 shares of our Class A common stock directly held by John S. Johnson III and (ii) 5,550,953 shares of our Class A common stock held by Johnson BF. Mr. Johnson is the sole member of Johnson BF and exercises investment discretion over both the shares he owns directly and the shares held directly by Johnson BF. Pursuant to the Holder Voting Agreement, Mr. Johnson and Johnson BF have each granted Jonah Peretti an irrevocable proxy to exercise sole voting authority over the aforementioned shares. The principal business address of both Mr. Johnson and Johnson BF is c/o CRM Management, 205 Hudson Street, Suite 1002, New York, NY 10013.
(11)The securities reported in this row consist of the following shares of our Class A common stock: (i) 229,497 underlying vested but unsettled time-based RSUs held by Mr. Baesler which vested on December 4, 2022, but for which settlement has been deferred pursuant to the grant agreement between Mr. Baesler and BuzzFeed; (ii) 71,941 underlying vested but unsettled time-based RSUs held by Mr. Baesler which vested on February 15, 2023, but for which settlement has been deferred pursuant to the grant agreement between Mr. Baesler and BuzzFeed; and (iii) 57,375 shares underlying time-based RSUs which are capable of vesting within 60 days of February 28, 2023.
(12)The securities reported in this row represent shares of our Class A common stock directly beneficially owned by Ms. Acharia as of February 28, 2023.

(13)The securities reported in this row represent shares of our Class A common stock directly beneficially owned by Ms. Amble as of February 28, 2023.
(14)The securities reported in this row consist of: (i) 888,606 shares of our Class A common stock directly beneficially owned by Mr. Coleman; (ii) 7,667 shares underlying warrants exercisable for our Class A common stock; (iii) 13,089 shares of our Class A common stock directly held by The Eloise Marie Coleman 2016 Trust; (iv) 51,722 shares of our Class A common stock directly held by The Benjamin Coleman 2000 Trust; (v) 51,722 shares of our Class A common stock directly held by The Stephen Coleman 2000 Trust; (vi) 13,089 shares of our Class A common stock directly held by The Audrey Amelia Coleman 2014 Trust; (vii) 51,722 shares of our Class A common stock directly held by The Melissa Coleman 2000 Trust; (viii) 12,538 shares of our Class A common stock directly held by The Coleman 2014 Family Trust (together with each of the aforementioned trusts, the “Coleman Trusts”); and (ix) 1,594,854 shares of our Class A common stock underlying vested stock options which are capable of being exercised within 60 days of February 28, 2023. Mr. Coleman’s brother serves as trustee of each of the Coleman Trusts and Mr. Coleman disclaims beneficial ownership of the shares held of record by each of the Coleman Trusts except to the extent of his pecuniary interest therein.
(15)The securities reported in this row consist of: (i) 106,714 shares of our Class A common stock directly beneficially owned by Mr. Kerins as of February 28, 2023; and (ii) the shares held by NEA 13 identified in footnote 2, above.
(16)The securities reported in this row represent shares of our Class A common stock directly beneficially owned by Ms. Rollé as of February 28, 2023.
(17)The securities reported in this row consist of: (i) 1,615,811 shares of our Class A common stock directly beneficially owned by Mr. Rothstein as of February 28, 2023; and (ii) 63,665 shares underlying warrants exercisable for Class A common stock.
(18)This total includes the securities beneficially owned by all of BuzzFeed’s directors and officers, including, without limitation, the securities described in footnotes (4) and (11) through (18). It also includes an additional aggregate 32,003 shares of our Class A common stock underlying RSUs which are capable of vesting within 60 days of February 28, 2023 and 3,507 shares of our Class A common stock underlying stock options which are capable of being acquired within 60 days of February 28, 2023. Other than as stated in footnotes (4) and (11) through (18) above, none of BuzzFeed’s directors or officers is capable of acquiring shares of BuzzFeed’s capital stock within 60 days of February 28, 2023 through the vesting of RSUs or stock option awards.

EXECUTIVE COMPENSATION
Our named executive officers for 2022 were:
•Jonah Peretti, our Founder and Chief Executive Officer;
•Marcela Martin, our President; and
•Christian Baesler, our Chief Operating Officer.
Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers for all services rendered in all capacities during the last two or fewer fiscal years during which such individuals were named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Option Awards ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jonah Peretti	2022	325,000	48,750		—	—	—	2,125	(3)	375,875
Founder and Chief Executive Officer	2021	325,000	164,117	(4)	—	—	—	2,318	(4)	491,435	(4)
Marcela Martin(5)	2022	187,250	517,175		—	4,630,682	—	1,376	(6)	5,336,483
President
Christian Baesler(7)	2022	400,000	970,000		—	3,915,736	—	3,888	(8)	5,289,624
Chief Operating Officer
________
(1)Amounts represent bonuses paid under our annual corporate bonus plan described below under “—Annual Bonus Compensation.” For Ms. Martin, the amounts also include (i) a $500,000 sign on bonus, as described below under “—Employment Arrangements—Marcela Martin’s Offer Letter” and (ii) an additional $300 sign on bonus she received as part of a broad-based program for our employees. For Mr. Baesler, the amounts also include a payment to him under the Complex LTIP (as defined in, and described in further detail, below under “—Employment Arrangements—Christian Baesler’s Offer Letter”).
(2)Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2022 and 2021 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 11 of the notes to BuzzFeed’s consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the named executive officers from the RSUs.
(3)For 2022, the amount reported represents (i) a $1,000 work-from-home stipend and (ii) $1,125 in group term life insurance imputed income. For 2021, the amount reported represents (i) a $1,500 work-from-home stipend and (ii) $818 in group term life insurance imputed income.
(4)In the proxy statement for our 2022 annual meeting of stockholders filed with the SEC on April 14, 2022, we incorrectly reported the amount of the bonus paid to Mr. Peretti for 2021 as $261,617 and, as such, overstated such bonus and his total compensation for 2021 by $97,500. Such disclosure has been corrected in the table above.
(5)Ms. Martin has served as our President since August 2022.
(6)The amount reported represents (i) our matching contribution of $282 on Ms. Martin’s behalf under our 401(k) plan, (ii) a $375 work-from-home stipend, and (iii) $719 in group term life insurance imputed income.
(7)Mr. Baesler has served as our Chief Operating Officer since January 2022.
(8)The amount reported represents (i) our matching contribution of $2,288 on Mr. Baesler’s behalf under our 401(k) plan, (ii) a $1,000 work-from-home stipend, and (iii) $600 in group term life insurance imputed income.
Equity Compensation
We will, from time to time, grant equity awards in the form of stock options and/or RSUs to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. Each of our named executive officers currently holds RSUs with respect to shares of our Class A common stock that were granted under the BuzzFeed, Inc. 2021 Equity Incentive Plan (the “2021 EIP”), as set forth in the table below under “—Outstanding Equity Awards at Fiscal Year-End Table.”

Annual Bonus Compensation
For 2022, each of our named executive officers was eligible for a cash bonus based on the achievement of corporate performance targets and his or her individual performance.
Specifically, Mr. Peretti was eligible for a cash bonus with a target equal to 100% of the base salary he was paid for 2022, Ms. Martin was eligible for a cash bonus with a target equal to 60% of the base salary she was paid for 2022, and Mr. Baesler was eligible for a cash bonus with a target equal to 60% the base salary he was paid for 2022. For each:
•35% of his or her bonus opportunity was based upon achievement of a 2022 revenue target, where, for this portion of the bonus to be earned, we would have had to achieve a threshold level of revenue for 2022, set at 90% of the revenue target, and up to 225% of the bonus target could have been earned, if actual performance was 200% or more of the revenue target;
•35% was based upon achievement of a 2022 EBITDA target, where, for this portion of the bonus to be earned, we would have had to achieve a threshold level of EBITDA for 2022, set at 50% of the EBITDA target, and up to 200% of the bonus target could have been earned, if actual performance was 200% or more of the EBITDA target; and
•the remaining 30% was based upon the compensation committee’s discretionary assessment of his or her individual performance, based on multiple factors of the committee’s choosing.
See “—Summary Compensation Table” above for information about payments to our named executive officers for 2022 under this program.
401(k) Plan
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Internal Revenue Code. Full-time employees who are on our U.S. payroll and who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of employment, contingent upon completion of certain onboarding tasks. Temporary employees, interns and fixed term employees who are on our U.S. payroll are also eligible to participate, after 1,000 hours of employment. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for a discretionary employer matching contribution and a discretionary employer profit sharing contribution.

Outstanding Equity Awards at Fiscal Year-End Table
The table below sets forth the outstanding equity awards for our named executive officers as of December 31, 2022. All of the outstanding equity awards were granted under the 2021 EIP.

Name	Award Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Jonah Peretti	—	—	—	—	—	—		—
Marcela Martin	8/25/2022	—	—	—	-	2,840,909	(2)	1,960,227
Christian Baesler	2/22/2022	—	—	—	-	459,003	(3)	316,712
	2/22/2022	—	—	—	-	215,827	(4)	148,921
________
(1)The dollar value of these awards is calculated by multiplying the number of units by $0.69, the closing price per share of our Class A common stock on December 30, 2022, the last trading day of 2022.
(2)One-third of these RSUs vest on August 1, 2023 and the remaining two-thirds of these RSUs vest in eight equal installments on each quarterly anniversary thereafter, in each case subject to Ms. Martin’s continued employment through the relevant vesting date.
(3)One-eighth of these RSUs vested on March 4, 2023 and the remaining seven-eighths of these RSUs vest in seven equal installments on each quarterly anniversary thereafter, subject to Mr. Baesler’s continued employment through the relevant vesting date. Additionally, there were 229,497 RSUs from this grant which vested on December 4, 2022 but which did not settle until March 6, 2023 and are not included in the table above.
(4)One-third of these RSUs vested on February 15, 2023 and the remaining two-thirds of these RSUs vest in eight equal installments on each quarterly anniversary thereafter, subject to Mr. Baesler’s continued employment through the relevant vesting date.
These equity awards are subject to vesting acceleration, as described under “— Potential Payments upon Termination or Change of Control” below and, for Mr. Baesler, “under “—Employment Arrangements—Christian Baesler’s Offer Letter” below.
Employment Arrangements
Currently, we have offer letters agreements with Ms. Martin and Mr. Baesler. Mr. Peretti, our Founder, Chairman and Chief Executive Officer, is not party to an offer letter, or employment agreement, with us and, as is the case with both Ms. Martin and Mr. Baesler, is employed on an at-will basis, with no fixed term of employment.
Each of our named executive officers will receive benefits upon certain qualifying terminations of employment as described below under “—Potential Payments upon Termination or Change in Control.”
Marcela Martin’s Offer Letter
Ms. Martin, our President, is party to an offer letter with us dated March 25, 2022 and amended on August 4, 2022. As noted above, Ms. Martin is an at-will employee. Pursuant to her offer letter:
•Ms. Martin’s annual base salary as of her start date of August 1, 2022 was $450,000. Her salary will be subject to adjustment pursuant to the our employee compensation policies in effect from time to time.
•Ms. Martin is eligible to receive an annual cash bonus with a target equal to 60% of her starting salary. The actual amount of any bonus paid to Ms. Martin will be determined by our compensation committee and may be based on, among other things, the achievement of corporate performance targets and her individual performance. Her bonus compensation will be subject to adjustment pursuant to the our employee compensation policies in effect from time to time.

•Ms. Martin received a sign on bonus of $500,000. If her employment is terminated by us with cause (as defined in his offer letter) or if she terminates her employment voluntarily before August 1, 2023 (i.e., the first anniversary of her start date), Ms. Martin will have to repay the bonus in full.
•Ms. Martin received a grant of RSUs with a grant date target value of $5,000,000, one-third of which vests on August 1, 2023 (i.e., the first anniversary of her start date) and the remaining two-thirds of which vests in quarterly installments over the following two years, in each case, subject to her continued employment.
•Ms. Martin is eligible to receive an additional grant of RSUs following the first anniversary of her employment, the number of which will be equal to the lesser of (1) $2,000,000 divided by the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant (or, if there is a “change in control” of the Company within the meaning of the Change in Control and Severance Plan (as defined below), the 20 trading days immediately preceding the date of such change in control), and (2) 1,000,000, one-eighth of which will vest in quarterly installments over the two years from grant, subject to her continued employment.
•Ms. Martin is eligible to participate in the Change in Control and Severance Plan.
•Ms. Martin is entitled to participate in all benefit plans generally available to our employees.
•Ms. Martin may not compete with us, or engage in any other employment, consulting or other business activity without our prior written consent, while employed by us.
•Ms. Martin must give us at least three months’ prior notice before resigning.
Christian Baesler’s Offer Letter
Mr. Baesler, our Chief Operating Officer, is party to an offer letter with us dated June 19, 2021 and effective as of the closing of the business combination on December 3, 2021. As noted above, Mr. Baesler is an at-will employee. Pursuant to his offer letter:
•Mr. Baesler’s annual base salary as of the closing of the business combination on December 3, 2021 was $400,000. His salary will be subject to adjustment pursuant to the our employee compensation policies in effect from time to time.
•Mr. Baesler is eligible to receive an annual cash bonus with a target equal to 60% of his starting salary. The actual amount of any bonus paid to Mr. Baesler will be determined by our compensation committee and may be based on, among other things, our overall performance and his individual performance. His bonus compensation will be subject to adjustment pursuant to the our employee compensation policies in effect from time to time.
•Mr. Baesler remained eligible under the Complex Media, Inc. Long-Term Cash Incentive Plan, a program maintained by Complex Networks prior to the business combination (the “Complex LTIP”), to receive a payment of $950,000 for each of 2019 and 2020, in each case on December 31st of third year following the year of grant (i.e., on December 31, 2021 and December 31, 2022, as the case may be), subject to his continued employment and without the need to meet the performance metrics associated with either bonus prior to the business combination.
•Mr. Baesler received a grant of 688,500 RSUs, one-third of which vested on December 3, 2022 (i.e., the first anniversary of his start date) and the remaining two-thirds of which vests in quarterly installments over the following two years, in each case, subject to his continued employment.
•Mr. Baesler is eligible to receive additional grants of equity on an annual basis following the first anniversary of his employment, the form of which may be options, RSUs or performance-vested restricted stock units, as determined by our compensation committee, and the number of which will be based on a grant date fair value of $900,000, which will vest over the three years from grant, subject to his continued employment.
•Mr. Baesler is eligible to participate in the Change in Control and Severance Plan. Further, as the plan had yet to be adopted as of the entry into his offer letter, the letter provides for the following minimum severance in the event of his termination by us without cause or by him for good reason (in each case, as defined in his offer letter): (a) in the event of such a termination occurring in connection with a “change in control” within the meaning of the Change in Control and Severance Plan (as defined below): (i) an amount equal to the sum of his base salary and target annual discretionary bonus; and (ii) any unvested equity-based compensation and payments under the Complex LTIP will vest; or (b) in the event of such a termination occurring not in connection with a “change in control”: (i) an amount equal to three-fourths of the sum of his base salary and target annual discretionary bonus; and (ii) one-half of any unvested equity-based compensation and payments under the Complex LTIP will vest.

•Mr. Baesler is entitled to participate in all benefit plans generally available to our employees.
•Mr. Baesler may not compete with us, or engage in any other employment, consulting or other business activity without our prior written consent, while employed by us.
•Mr. Baesler must give us at least three months’ prior notice before resigning.
See “—Summary Compensation Table” above for information about payments to Ms. Martin and Mr. Baesler for 2022 under their respective offer letters.
Potential Payments upon Termination or Change in Control
Change in Control and Severance Plan
On February 4, 2022, the compensation committee of our board of directors approved and adopted a Change in Control and Severance Plan, effective as of February 4, 2022, covering our executive officers, including our named executive officers, other executive officers, executive vice presidents and other employees as designated by the board of directors or the compensation committee (“the Change in Control and Severance Plan”). Capitalized terms used in description of the Change in Control and Severance Plan but not defined herein have the meaning given to such terms in such plan.
The Change in Control and Severance Plan provides for benefits upon either a termination by the Company of the participant’s employment without Cause or a resignation by the participant for Good Reason, either referred to as a Qualifying Termination. The benefits provided under the Change in Control and Severance Plan vary depending on whether the participant is subject to a Qualifying Termination within the 12-month period following a Change in Control, or a Change in Control Period. Under the Change in Control and Severance Plan, participants are identified as “Tier 1,” “Tier 2,” “Tier 3” or “Tier 4.”
Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a Qualifying Termination during a Change in Control Period will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 24 months, 12 months, 12 months, and 9 months, respectively, of his or her then-current base salary plus (b) the greater of (x) the pro rata portion of his or her then-current target bonus, pro-rated to reflect the partial year of service or (y) 200%, 100%, 100%, and 75%, respectively, of his or her current target bonus; (2) reimbursement of COBRA premiums for a period of up to 24 months, 12 months, 12 months and 9 months, respectively; and (3) 100% acceleration of unvested equity awards (including those that vest upon performance criteria).
Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a Qualifying Termination other than during a Change in Control Period will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 12 months, 9 months, 9 months, and 6 months, respectively, of his or her then-current base salary plus (b) the greater of (x) the pro rata portion of his or her then-current target bonus, pro-rated to reflect the partial year of service or (y) 100%, 75%, 75%, and 50%, respectively, of his or her current target bonus; and (2) reimbursement of COBRA premiums for a period of up to 12 months, 9 months, 9 months, and 6 months, respectively.
Limitations on Liability and Indemnification of Directors and Officer
Our second amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•any transaction from which the director derived an improper personal benefit.
Our restated bylaws provide that we must indemnify and advance expenses to our directors and officers to the fullest extent authorized by the DGCL. We are also expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for our directors, officers, and certain employees for some liabilities.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our key employees, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by any of these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which such individual provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that provisions of our second amended and restated certificate of incorporation, restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability, advancement of expenses, and indemnification provisions in our second amended and restated certificate of incorporation and restated bylaws or in these indemnification agreements may discourage stockholders from bringing lawsuits against our directors and officers for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our directors and officers, even though such an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our Class A common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders
2021 EIP(2)	11,471,451	(3)	6.20	20,163,491	(5)
BuzzFeed, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”)	—	(4)	—	3,856,646	(6)
All shareholder-approved plans	11,471,451		6.20	24,020,137
Equity compensation plans not approved by security holders	—		—	—
Total	11,471,451		6.20	24,020,137
________
(1)The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)The 2021 EIP permits the granting of incentive stock options to our and any of our subsidiaries’ or affiliate’s employees and non-qualified stock options, restricted shares, stock bonus awards, stock appreciation rights, restricted share units, performance shares, and performance units to our and any of our subsidiaries’ or affiliates’ directors, officers, other employees, and consultants.
(3)Includes (a) 7,495,210 shares subject to outstanding RSU awards and (b) 3,976,241 shares subject to outstanding options.
(4)The 2021 ESPP provides our employees and employees of our subsidiaries and affiliates with an opportunity to purchase our Class A common stock. As of the date of this proxy statement, the 2021 ESPP has not yet been implemented by the Company, and shares covered by this plan are only included in the final column of this table.
(5)As of December 31, 2022, there were 20,163,491 shares of Class A common stock available for issuance under the 2021 EIP. Pursuant to the “evergreen” provision in the 2021 EIP, the number of shares reserved for issuance under our 2021 EIP increased automatically by 6,977,162 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2024 through 2031 by the number of shares equal to (b) 5% of the total issued and outstanding shares of our Class A common stock, Class B common stock, and Class C common stock as of the immediately preceding December 31st or (b) a lesser number as may be determined by our board of directors or its compensation committee.
(6)As of December 31, 2022, there were 3,856,646 shares of Class A common stock available for issuance under the 2021 ESPP. Pursuant to the “evergreen” provision in the 2021 ESPP, the number of shares reserved for issuance under our 2021 ESPP increased automatically by 1,395,432 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2024 through 2031 by the number of shares equal to (a) 1% of the total issued and outstanding shares of our Class A common stock, Class B common stock, and Class C common stock as of the immediately preceding December 31st or (b) a lesser number as may be determined by our board of directors or its compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since December 31, 2021, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.
Content Agreement
In May 2020, BuzzFeed entered into the Certificate of Results and Proceeds with Universal Television, LLC (“UTV”), an affiliate of NBCU, a holder of 5% or more of our Class A common stock, related to the First Look Agreement, dated as of September 29, 2021, between BuzzFeed and UTV, pursuant to which BuzzFeed must submit exclusively to UTV, on a “first look” basis, certain concepts which BuzzFeed desires to develop or produce, and UTV has the right to identify concepts for projects based on certain BuzzFeed content.
NBCU Commercial Agreement
On June 23, 2021, in connection with the merger agreement pursuant to which the business combination was consummated, and effective as of the closing of the business combination on December 3, 2021, BuzzFeed entered into a Commercial Agreement with NBCU, a holder of 5% or more of our Class A common stock (the “Commercial Agreement”), pursuant to which, among other things: (1) NBCU continues to be entitled to marketing services on BuzzFeed platforms at certain discounted rates; (2) BuzzFeed provides editorial promotion of at least $1.0 million in marketing value during each year of the term of the Commercial Agreement across BuzzFeed’s digital properties at no cost to NBCU, its affiliates and joint ventures and their respective brands; (3) BuzzFeed provides licensed content to NBCU to be made available on an applicable NBCU entity streaming service under certain exclusivity terms during the remainder of the term of the Commercial Agreement; (4) NBCU is the exclusive sales representative for all BuzzFeed inventory, including HuffPost inventory, on Apple News and BuzzFeed endeavored to spend at least $1.0 million during the first year of the term of the Commercial Agreement to promote any of its commerce initiatives; and (5) BuzzFeed provides 200 million impressions per year of the term of the Commercial Agreement to drive traffic from the BuzzFeed platforms and third-party social media platforms to NBCU news properties. The Commercial Agreement will continue to be in effect for a period of three years (i.e., until December 3, 2024), unless earlier terminated by either party in accordance with its terms and conditions, or until terminated by BuzzFeed after NBCU realizes $400.0 million or more in value for the NBCU Base Shares (as defined in the Amended and Restated Escrow Agreement, dated December 3, 2021, among Mr. Peretti and Peretti LLC, as the escrow obligors, NBCU, as the beneficiary, and PNC Bank National Association, as the escrow agent (the “Amended and Restated Escrow Agreement”)), which has yet to occur.
Convertible Note Financing
On June 24, 2021, in connection with the merger agreement pursuant to which the business combination was consummated, BuzzFeed entered into subscription agreements with certain investors to sell $150.0 million aggregate principal amount of the unsecured convertible notes due 2026 and, in connection with the closing of the business combination on December 3, 2021, BuzzFeed issued, and those investors purchased, those notes (the “Convertible Note Financing”). The convertible notes bear interest at a rate of 8.50% per annum, payable semi-annually, and are convertible into approximately 12,000,000 shares of Class A common stock (or, at BuzzFeed’s election, a combination of cash and our Class A common stock), at an initial conversion price of $12.50, and mature on December 3, 2026.
BuzzFeed may, at its election, force conversion of the convertible notes after the third anniversary of the issuance of the notes (i.e., after December 3, 2024), subject to a holder’s prior right to convert and the satisfaction of certain other conditions, if the volume-weighted average trading price of our Class A common stock is greater than or equal to 130% of the conversion price for more than 20 trading days during a period of 30 consecutive trading days, which has yet to occur. In the event that a holder of the convertible notes elects to convert its convertible notes after the one year anniversary, and prior to the three-year anniversary, of the issuance of the convertible notes, we will be obligated to pay an amount in cash equal to: (1) from the one year anniversary of the issuance of the convertible notes to the two year anniversary of the issuance of the convertible notes, an amount equal to 18 month’s interest declining ratably on a monthly basis to 12 month’s interest on the aggregate principal amount of the convertible notes so converted and (2) from the two year anniversary of the issuance of the convertible notes to the three year anniversary of the issuance of the convertible notes, an amount equal to 12 month’s interest declining ratably on a monthly basis to zero month’s interest, in each case, on the aggregate principal amount of the convertible so converted.
The transaction resulted in gross proceeds to us of $150.0 million. Following the transaction, one of the purchasers of the unsecured convertible notes — RCM LLC — that, collectively with its affiliates, held 5% or more of our Class A common stock assuming conversion of the notes into shares of Class A common stock within 60 days of December 3, 2021. See “Security Ownership of Certain Beneficial Owners and Management” above for more current information about RMC LLC’s beneficial ownership of our common stock.
Voting Agreement
On June 24, 2021, in connection with the merger agreement pursuant to which the business combination was consummated, BuzzFeed, 200 Park Avenue Partners (the “Sponsor”), Mr. Jonah Peretti, and each of his permitted transferees, holding any shares of BuzzFeed capital stock issued and outstanding immediately prior to the closing of the business combination on December 3, 2021 or that held any shares of BuzzFeed common stock immediately following the closing of the business combination (the “Voting Agreement Parties”), entered into a Voting Agreement (the “Voting Agreement”), pursuant to which the Voting Agreement Parties agreed to vote all BuzzFeed common stock held by such party in favor of the following nominees to serve as members of the board of directors of BuzzFeed: (a) one director nominee designated by the Sponsor — currently Adam Rothstein; and (b) two director nominees designated by the mutual agreement of Mr. Jonah Peretti and the Sponsor — currently Greg Coleman and Angel Acharia.
Holder Voting Agreement
On July 21, 2021, BuzzFeed, John Johnson III, Johnson BF, and Mr. Peretti entered into the Holder Voting Agreement (the “Holder Voting Agreement”), pursuant to which Mr. Johnson and Johnson BF agreed to grant to Mr. Peretti an irrevocable proxy to vote or consent as to all of Mr. Johnson’s and Johnson BF’s shares (including any shares Mr. Johnson or Johnson BF acquire following the date of the agreement), in Mr. Peretti’s sole discretion, on all matters submitted to a vote of BuzzFeed’s stockholders or through the solicitation of a written consent of stockholders. Such proxy will terminate upon the following: (a) liquidation, dissolution or winding up of the business operations of BuzzFeed or a Liquidation Event (as defined in Legacy BuzzFeed’s Seventh Amended and Restated Certificate of Incorporation); (b) the execution by BuzzFeed of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of BuzzFeed; (c) in the sole discretion of Mr. Peretti, the express written consent of Mr. Peretti (which he will be under no obligation to provide); or (d) Mr. Peretti’s death.
Amended and Restated Registration Rights Agreement
On December 3, 2021, in connection with the closing of the business combination, the Sponsor and certain stockholders, including NBCU, New Enterprise Associates, RRE, General Atlantic, and Jonah Peretti, LLC, each of which hold 5% or more of our Class A common stock or Class B common stock, entered into an amended and restated registration rights agreement, pursuant to which, among other things, the investors party thereto were granted certain customary registration rights with respect to shares of Class A common stock.
Indemnification Agreements
On December 3, 2021, in connection with the closing of the business combination, we entered into new indemnification agreements with each of our directors, executive officers, and certain other key employees. The indemnification agreements provide that we will indemnify each of our directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our second amended and restated certificate of incorporation, and our restated bylaws.
Our second amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our second amended and restated certificate of incorporation and our restated bylaws also provide the board of directors with discretion to indemnify officers and employees when determined appropriate by the board of directors. In addition, the restated bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee. If Proposal No. 2 is approved by our stockholders, we intend to amend the current exculpation and liability provisions in Article VIII of our second amended and restated certificate of incorporation to extend this exculpation protection to certain of our officers in addition to our directors.
Other Transactions
Melissa Bryant-Coleman, the daughter of Greg Coleman, a member of our board of directors, is currently employed by BuzzFeed in a non-executive role. BuzzFeed paid aggregate compensation to Ms. Bryant-Coleman of approximately $182,062 in 2022, comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, and group term-life insurance imputed income. Ms. Bryant-Coleman was paid aggregate compensation of approximately $157,861 in 2021, comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, and group term-life insurance imputed income.
Policies and Procedures for Related-Person Transactions
Our board of directors has adopted a written related-party transactions policy that conforms with the requirements for issuers having securities listed on Nasdaq and is intended to comply with the requirements of Item 404(b) of Regulation S-K. Under the policy, our audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our nominating, corporate governance, and corporate responsibility committee will serve as the approval authority for such transaction. Any transaction that we intend to undertake with a related party, irrespective of the amounts involved, that has not been pre-approved pursuant to the policy (e.g., director compensation) or otherwise by the approval authority, must be submitted to the chief legal officer. The chief legal officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. In addition, if the chief legal officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review. In deciding whether to approve a proposed transaction, or to ratify, amend or terminate an existing transaction, the approval authority may take into account any relevant information and considerations, including, if the related party is a a director, the impact on his or her independence. In addition, the approval authority may impose such conditions as it deems appropriate on us or on the related party in connection with approving the proposed transaction.

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Our restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036, Attn: Corporate Secretary. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our restated bylaws. In addition, a stockholder’s notice to the Corporate Secretary of a proposal intended to solicit proxies in support of director nominees other than our director nominees pursuant to Rule 14a-19 under the Exchange Act must also include the information required by Rule 14a-19 under the Exchange Act.
To be timely for our 2024 annual meeting of stockholders, a stockholder’s notice must have been delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on February 1, 2024 and not later than 5:00 p.m. Eastern Time on March 2, 2024.
Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at our 2024 annual meeting of stockholders must be received by us not later than December [23], 2023 in order to be considered for inclusion in our proxy materials for that meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2022, with the exception of a Form 4 that we filed on behalf of Ms. Martin which was filed with the SEC on September 13, 2022, a Form 4 that we filed on behalf of Mr. Coleman, which was filed with the SEC on January 6, 2023, and a Form 3 on behalf of Mr. Weinstein, which was filed with the SEC on March 13, 2023.
Available Information
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
BuzzFeed, Inc.
229 West 43rd Street, 10th Floor
New York, New York 10036
Attn: Corporate Secretary
The annual report is also available at https://investors.buzzfeed.com under “SEC Filings” in the “Financial Information” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
•Registered Owner (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): You will be able to provide your e-mail address and consent to receive the electronic delivery after voting your shares on https://www.cstproxy.com/buzzfeed/2023.
Your electronic delivery enrollment will be effective until you cancel it. If you are a beneficial owner, please contact your broker, bank, trustee or nominee. Stockholders who are record owners of shares of our common stock may contact Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com with questions about electronic delivery.
“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
In accordance with those rules, we may deliver a single notice or copy of proxy materials to multiple stockholders sharing an address but, upon request, will promptly deliver a separate notice or a separate copy of proxy materials to one or more stockholders at a shared address to which a single notice or a single copy of proxy materials was delivered. If you are a beneficial owner, please contact your broker, bank, trustee or nominee. If you are a record holder, you may call us at (646) 397-2039, contact us via e-mail at IR@buzzfeed.com, or submit a request in writing to our Corporate Secretary at 229 West 43rd Street, 10th Floor, New York, New York 10036.
Conversely, any stockholders holding their share beneficially who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding. Shareholders of record can contact our Corporate Secretary at the telephone number or address listed above.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary

ANNEX A

CERTIFICATE OF AMENDMENT TO THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF BUZZFEED, INC.
BuzzFeed, Inc., a Delaware corporation (the “Corporation”), does hereby certify:
FIRST: That the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:
A. Article VIII is hereby amended to read in its entirety as follows:
ARTICLE VIII: DIRECTOR AND OFFICER LIABILITY
1.Limitation of Liability. To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, as applicable, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
SECOND: That the foregoing amendment to the Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.
THIRD: This Certificate of Amendment shall become effective at [●], Eastern Time, on [●].
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on the date set forth below.

BuzzFeed, Inc.

By:
Name: [●]
Title: [●]

Dated: [●]

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BUZZFEED, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 30, 2023.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
https://www.cstproxy.com/buzzfeed/2023

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2 AND PROPOSAL 3.

Please mark your votes like this **X**

1. Election of Class II Directors
   (1) Janet Rollé
   (2) Adam Rothstein

FOR	WITHHOLD	FOR ALL Except
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Such other business as may properly come before the meeting of any adjournment thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2023 Proxy Statement and the 2022 Annual Report to Stockholders are available at: https://www.cstproxy.com/buzzfeed/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

BUZZFEED, INC.

The undersigned appoints David Arroyo and Marcela Martin, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BuzzFeed, Inc. held of record by the undersigned at the close of business on April 14, 2023 at the Annual Meeting of Stockholders of BuzzFeed, Inc. to be held on Wednesday, May 31, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)